UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2010

Home School Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Florida	0-53133	26-1983716
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

2700 South River Road, Suite 106

Des Plaines, Illinois 60018

(Address of Principal Executive Offices including Zip Code)

(847) 391-5079

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (the “Amendment”) updates the Current Report on Form 8-K filed by Home School Holdings, Inc. on January 12, 2010 (the “Form 8-K”) to include the amended Report of the Independent Registered Public Accounting Firm, the audited amended financial statements of Home School, Inc. for the year ended December 31, 2008 and the unaudited amended interim financial statements of Home School Holdings, Inc. for periods ended June 30, 2009 and September 30, 2009.

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report

On December 15, 2009, our management in conjunction with our independent auditors, determined that the previously issued financial statements contained in our Quarterly Report on Form 10-Q for the quarters ended September 30, 2009 and June 30, 2009 and the audited financial statements for the year ended December 31, 2008 as presented in the form 8-K filed May 11, 2009 should not be relied upon because of errors which have been identified within the financial statements.

While preparing our responses to certain comments raised by the Securities and Exchange Commission pertaining to our pending Registration Statement on Form S-1, we identified errors in the preparation of our financial statements in the recording of revenue, costs of revenue, development expenses, amortization expense, interest expense, and general and administrative expenses.

Our management has discussed this matter with our independent auditors and the above described financial statements will be restated to correct the identified errors.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

FINANCIAL STATEMENTS OF HOME SCHOOL, INC.

(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS OF HOME SCHOOL HOLDINGS, INC.

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET (RESTATED) AS OF JUNE 30, 2009	F-19

STATEMENTS OF OPERATIONS (RESTATED) FOR THE PERIOD ENDED JUNE 30, 2009 AND 2008, AND THE PERIOD FROM OCTOBER 17, 2005 (INCEPTION) TO JUNE 30, 2009	F-20

STATEMENTS OF CASH FLOWS (RESTATED) FOR THE PERIOD ENDED JUNE 30, 2009 AND 2008, AND THE PERIOD FROM OCTOBER 17, 2005 (INCEPTION) TO JUNE 30, 2009	F-21

NOTES FOR THE FINANCIAL STATEMENTS FOR THE PERIOD ENDED JUNE 30, 2009	F-22

BALANCE SHEET (RESTATED) AS OF SEPTEMBER 30, 2009	F-34

STATEMENTS OF OPERATIONS (RESTATED) FOR THE PERIOD ENDED SEPTEMBER 30, 2009 AND 2008, AND THE PERIOD FROM OCTOBER 17, 2005 (INCEPTION) TO SEPTEMBER 30, 2009	F-35

STATEMENTS OF CASH FLOWS (RESTATED) FOR THE PERIOD ENDED SEPTEMBER 30, 2009 AND 2008, AND THE PERIOD FROM OCTOBER 17, 2005 (INCEPTION) TO SEPTEMBER 30, 2009	F-36

NOTES FOR THE FINANCIAL STATEMENTS FOR THE PERIOD ENDED SEPTEMBER 30, 2009	F-37

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 26, 2010

Home School Holdings, Inc.

By:	/s/ Tony Langford Tony Langford Chief Financial Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of Home School, Inc.

Des Plaines, IL

We have audited the accompanying balance sheet of Home School Holdings, Inc. (a development stage enterprise) (the “Company”) as of December 31, 2008 and 2007, and related statements of operations, stockholders’ deficit, and cash flows for the years then ended, and for the period October 17, 2005 (inception) through December 31, 2008. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Home School, Inc. (a Delaware corporation) as of December 31, 2008 and 2007 and the results of its operations and its cash flows for the years then ended, and for the period October, 2005 (inception) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed further in Note 9, the Company has been in the development stage since its inception (October, 2005) and continues to incur significant losses. The Company’s viability is dependent upon its ability to obtain future financing and the success of its future operations. These factors raise substantial doubt as to the Company’s ability to continue as a going concern. Management’s plan in regard to these matters is also described in Note 9. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As discussed in Note 12 to the financial statements, the Company restated certain amounts previously reported as of and for the years ended December 31, 2008.

/s/Lake & Associates CPA’s LLC

Lake & Associates, CPA’s LLC

Schaumburg, Illinois

July 20, 2009 (January 14, 2010 as to Note 12 and the effect of the restatement)

Home School, Inc.

(a development stage company)

BALANCE SHEET

	December 31, 2008 RESTATED	December 31, 2007

ASSETS

Current Assets
Cash	$958	$1,526
Inventory	473	—
Shareholder Receivable	1,000	10,000
Prepaid Expenses	6,302	3,426
TOTAL CURRENT ASSETS	8,733	14,952

Equipment, net of accumulated depreciation of $3,742 and $1,268 respectively	5,646	6,326
Website, net of accumulated amortization of $424,629 and $122,247 respectively	507,309	501,579

Other Assets
Deposits	2,780	2,780

TOTAL ASSETS	$524,468	$525,637

LIABILITIES AND STOCKHOLDERS’ (DEFICIT)

CURRENT LIABILITIES

Accounts Payable	$131,673	$69,262
Accounts Payable--Related Party	39,984	—
Accrued Payroll	86,972	178,714
Accrued Interest--Convertible Note Stockholder	172,742	—
Deferred Revenue	375	—
Prepaid Advertising	2,700	—
Note Payable	40,000	—
Convertible Notes Payable--Stockholder	300,000	—
Loans Payable - Related Party	70,499	40,000

TOTAL CURRENT LIABILITIES	844,945	287,976

STOCKHOLDERS’ EQUITY / (DEFICIT)

Common Stock - Par value $0.001;
Authorized: 500,000,000
Issued and Outstanding: 289,300,685 and 273,401,465 in 2008 and 2007, respectively.	289,301	273,311
Additional Paid-In Capital	3,772,702	1,800,496
Deficit accumulated during development stage	(4,382,480)	(1,836,146)

Total Stockholders’ Equity / (Deficit)	(320,477)	237,661

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY / (DEFICIT)	$524,468	$525,637

The accompanying notes are integral parts of these financial statements.

Home School, Inc.

(a development stage company)

STATEMENT OF OPERATIONS

(Audited)

	For the Year Ended December 31,		For the period October 17, 2005 (inception) to December 31,
	2008 RESTATED	2007	2008 RESTATED

Revenue - Product Sales, net	$58,793	$16,211	$75,004
Revenue - Advertising	13,971	1,427	15,398
Total Revenue	$72,764	$17,638	$90,402

Cost of Revenue - Product Sales	40,930	11,563	52,493
Cost of Revenue - Advertising	—	—	—
Total Cost of Revenue	40,930	11,563	52,493

Gross Profit	31,834	6,075	37,909

Professional Fees	91,926	94,049	370,475
Board Compensation	744,848	78,000	866,348
Development Expenses	—	67,656	67,656
Depreciation and Amortization	299,857	127,913	428,371
Marketing	90,429	107,288	197,717
Employee Compensation	983,205	509,858	1,923,119
General and Administrative	119,103	63,663	318,032

Total Operating Expenses	2,329,368	1,048,427	4,171,718

Loss from Operations	(2,297,534)	(1,042,352)	(4,133,809)

Extinguishment of Debt
Interest Income	153	129	282
Interest Expense	(248,953)	—	(248,953)

Total Other Income/Expense	(248,800)	129	(248,671)

Provision for Income Taxes	—	—	—

Net Loss	$(2,546,334)	$(1,042,223)	$(4,382,480)

Net Loss Per Share - basic and diluted	**	**

Weighted average number of shares outstanding during the period - basic and diluted	282,695,125	245,845,098

** Less than $0.01

The accompanying notes are an integral part of these financial statements.

Home School, Inc.

(a development stage company)

STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIT)

From inception (October 17, 2005) through December 31, 2008

(Audited)

	Common stock $0.001 Par Value		Additional paid-in	Deficit Accumulated during the Development	Total Stockholder’s Equity
	Shares	Amount	capital	Stage	(Deficiency)

Shares issued to founders	180,000,000	$180,000	$(80,000)	$—	$100,000
Net Loss	—	—	—	(100,000)	(100,000)

Balance, December 31, 2005	180,000,000	180,000	(80,000)	(100,000)	—

Shares issued for cash ($0.01 per share)	18,000,000	18,000	182,000	—	200,000
Shares issued for cash ($0.03 per share)	7,324,080	7,324	161,708	—	169,032
Shares issued for cash ($0.02 per share)	2,070,000	2,070	42,498	—	44,568
Shares issued for board compensation ($0.01 per share)	945,000	945	9,555	—	10,500
Shares issued for board compensation ($0.02 per share)	495,000	495	10,505	—	11,000
Shares issued for board compensation ($0.03 per share)	880,020	880	21,120	—	22,000
Shares issued for employee services ($0.02 per share)	15,705	16	329	—	345
Shares issued for employee services ($0.03 per share)	501,300	501	12,032	—	12,533
Shares issued for services ($0.01 per share)	12,600,000	12,600	127,400	—	140,000
Shares issued for consulting services ($0.02 per share)	900,000	900	19,100	—	20,000
Shares issued for consulting services ($0.03 per share)	800,000	800	19,200	—	20,000
Options issued for employee services	—	—	204,816	—	204,816
Net loss, December 31, 2006	—	—	—	(693,923)	(693,923)

Balance, December 31, 2006	224,531,105	224,531	730,263	(793,923)	160,871

Shares issued for cash ($0.03 per share)	18,606,000	18,606	522,546	—	541,152
Shares issued for exercise of options ($0.01/share)	8,100,000	8,100	81,900	—	90,000
Shares issued for board compensation ($0.03 per share)	2,457,000	2,457	75,543	—	78,000
Shares issued for employee services ($0.03 per share)	662,940	663	16,039	—	16,702
Shares issued for employee services ($0.01 per share)	2,622,420	2,622	26,516	—	29,138
Shares issued for consulting services ($0.03 per share)	1,032,000	1,032	33,368	—	34,400
Shares issued for debt ($0.03 per share)	15,300,000	15,300	154,700	—	170,000
In-kind contribution of interest	—	—	1,900	—	1,900
Options issued for website development ($0.03 per share)	—	—	102,676	—	102,676
Options issued for employee services	—	—	55,045	—	55,045
Net Loss, December 31, 2007	—	—	—	(1,042,223)	(1,042,223)

Balance, December 31, 2007	273,311,465	273,311	1,800,496	(1,836,146)	237,661

Shares issued for cash ($0.03 per share)	11,669,220	11,669	377,301	—	388,970
Shares issued for interest on note ($0.03 per share)	2,160,000	2,160	69,840	—	72,000
Shares issued for board compensation ($0.03 per share)	2,160,000	2,160	69,840	—	72,000
In-kind contribution of interest	—	—	3,661	—	3,661
Options issued for employee services	—	—	1,294,065	—	1,294,065
Options issued for deferred compensation ($0.03 per share)	—	—	157,500	—	157,500
Net Loss, December 31, 2008	—	—	—	(2,546,334)	(2,546,334)

Balance, December 31, 2008	289,300,685	$289,301	$3,772,702	$(4,382,480)	$(320,477)

The accompanying notes are an integral part of these financial statements.

Home School, Inc.

(a development stage company)

STATEMENTS OF CASH FLOWS

(Audited)

	For the Year Ended December 31,		For the period October 17, 2005 (inception) to
	2008 RESTATED	2007	12/31/2008 RESTATED
Cash Flows Used in Operating Activities:
Net Loss	$(2,546,334)	$(1,042,223)	$(4,382,480)
Adjustments to reconcile net loss to net cash used in operations
Depreciation/Amortization	299,857	127,913	428,371
In-kind contribution of interest	3,661	1,900	5,561
Start-up expenses	—	—	100,000
Shares issued for services	—	80,241	273,118
Shares issued for interest	72,000	—	72,000
Stock options issued for services	1,294,065	55,045	1,553,926
Shares issued for board comp	72,000	78,000	193,500
(Increase) Decrease in:
Prepaid Expenses	(2,876)	709	(6,302)
Inventory	(473)	—	(473)
Deferred Revenue	(2,082)	—	(2,082)
Deposits	—	—	(2,780)
Accrued interest	172,742	—	172,742
Accrued payroll	65,758	122,175	244,471
Accounts Payable	62,411	59,264	131,673
Accounts Payable--Related Party	39,984	—	39,984

Net Cash Used In Operating Activities	(469,287)	(516,976)	(1,178,771)

Cash Flows From Investing Activities:
Payments for Equipment & Website Development	(219,750)	(359,239)	(753,493)

Net Cash Used In Investing Activities	(219,750)	(359,239)	(753,493)

Cash Flows From Financing Activities:
Proceeds from Sale of Stock	397,970	621,152	1,432,722
Proceeds from Notes Payable - Stockholder	300,000	—	300,000
Proceeds from Convertible Note Payable - Related Party	51,499	340,000	451,500
Repayment of Notes Payable - Related Party	(21,000)	(190,000)	(211,000)
Repayment of Notes Payable	(40,000)	—	(40,000)

Net Cash Provided by Financing Activities	688,469	771,152	1,933,222

Net Increase (Decrease) in Cash	(568)	(105,063)	958

Cash at Beginning of Period	1,526	106,589	—

Cash at End of Period	$958	$1,526	$958

Supplemental disclosure of cash flow information:

Cash paid for interest	550	—	550

Cash paid for taxes	—	—	—

Supplementary disclosure of non-cash items:

During 2007, $175,000 of loans payable were converted to common stock.

During 2008, an $80,000 note was exchanged for a website with $5,157 of deferred revenue.

Also in 2008, $157,500 of deferred compensation was settled through the issuance of options.

The accompanying notes are integral parts of these financial statements.

Home School Holdings, Inc.

(a development stage company)

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2008

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Organization

Home School Holdings, Inc. (a development stage company) (“the Company”) was incorporated in the State of Delaware on October 17, 2005. The Company is engaged in e-commerce and online K-12 instruction for home educating families world-wide.

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in The United States of America and the rules and regulations of the Securities and Exchange Commission for financial information.

Activities during the development stage include developing the business plan and raising capital. We are a development stage enterprise and, as such, our continued existence is dependent upon our ability to resolve our liquidity problems, principally by obtaining additional debt or equity financing. We have yet to generate a positive internal cash flow, and until meaningful sales of our products begin, we are dependent upon debt and equity funding.

Cash and Cash Equivalents

For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, and disclosure of contingent liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those results.

Revenue Recognition

The Company recognizes revenue on arrangements in accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements’ and No. 104, “Revenue Recognition”. In all cases, revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed and collectability of the resulting receivable is reasonably assured.

Product sales and shipping revenues, net of promotional discounts, rebates, and return allowances, are recorded when the products are shipped and title passes to customers. Retail sales to customers are made pursuant to a sales contract that provides for transfer of both title and risk of loss upon our delivery to the carrier. Return allowances, which reduce product revenue, are estimated using historical experience. Revenue from product sales and services rendered is recorded net of sales taxes. Amounts received in advance for subscription services, are deferred and recognized as revenue over the subscription term.

The Company recognizes advertising revenue as earned on a per-impression basis. As traffic moves through websites and pages are served, the contract amount is recognized as revenue. “impressions” are defined as the number of times a user requests a page on our websites.

Shipping and Handling Costs

Amounts billed to customers in sales transactions related to shipping and handling represent revenues earned for the goods provided and are included in sales. Costs of shipping and handling are included in the cost of goods sold.

Equipment

Equipment is stated at cost, less accumulated depreciation. Expenditures for website maintenance and repairs are charged to expense as incurred. Depreciation is provided using the straight-line method over the estimated useful life of five years.

Website

Website assets acquired or developed for online delivery are amortized using the straight-line method over three years. Costs incurred in the planning stage and to operate the site are expensed as incurred while costs of developing applications and infrastructure are capitalized.

Prepaid Expenses

Prepaid expenses include prepayments for insurance coverage and advertising that occurred after the balance sheet date.

Advertising Costs

Advertising costs are expensed as incurred. Total advertising costs charged to operations for the year ended December 31, 2008 and 2007 and the period October 17, 2005 (Inception) to December 31, 2008 amounted to $90,429, $107,288 and $197,717, respectively.

Inventories

The Company’s inventories consist of $473 of finished goods. Inventories are stated at lower of cost or market. Cost is determined on the first-in, first-out basis

Stock Compensation

The Company adopted SFAS No. 123R, Share-Based Payment(“SFAS 123R”), which requires all stock-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values. The Company accounts for stock-based compensation arrangements with nonemployees in accordance with the Emerging Issues Task Force Abstract No. 96-18, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods or Services. The Company records the expense of such services to employees and non employees based on the estimated fair value of the equity instrument using the Black-Scholes pricing model. The measurement date of the fair value of equity instruments issued to non-employees is the earlier of the date on which the counter-party’s performance is complete or the date on which it is probable that performance will occur.

Income Taxes

The Company accounts for income taxes under the Statement of Financial Accounting Standards Board Statement of Financial Accounting Standard No. 109, “Accounting for Income Taxes” (“Statement 109”). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Fair Value of Financial Instruments

The carrying amounts of the Company’s financial instruments including accounts payable and loans and notes payable approximate fair value due to the relatively short period to maturity for these instruments.

Loss Per Share

Basic loss per share is computed by dividing earnings available to common shareholders by the weighted-average number of common shares outstanding for the period as required by the Financial Accounting Standards Board (FASB) under Statement of Financial Accounting Standards (SFAS) No. 128, “Earnings per Shares”. As of December 31, 2008 and 2007, there were 70,949,520 and 16,428,600 common shares issuable upon the exercise of stock options. As of December 31, 2008, there were 15,777,881 common shares issuable upon conversion of debt and accrued interest. These shares were not included in the computation of loss per share because their inclusion is anti-dilutive.

Stock Splits

During 2006, the Company’s stockholders approved a forward stock split of ten thousand for one, in which each stockholder of record received ten thousand common shares in exchange for each share of their currently issued common stock. Subsequently, On April 4, 2008, the Company’s stockholders approved a forward stock split of one hundred eighty for one, in which each stockholder of record received one hundred eighty common shares in exchange for each share of their currently issued common stock. The financial statements have been retroactively adjusted to reflect the stock splits.

Recent Accounting Pronouncements

In January 2009, the FASB issued FSP EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20, and EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets”. FSP EITF 99-20-1 changes the impairment model included within EITF 99-20 to be more consistent with the impairment model of SFAS 115. FSP EITF 99-20-1 achieves this by amending the impairment model in EITF 99-20 to remove its exclusive reliance on “market participant” estimates of future cash flows used in determining fair value. Changing the cash flows used to analyze other-than-temporary impairment from the “market participant” view to a holder’s estimate of whether there has been a “probable” adverse change in estimated cash flows allows companies to apply reasonable judgment in assessing whether an other-than-temporary impairment has occurred. The adoption of FSP EITF 99-20-1, which is effective for annual reporting periods ending after December 15, 2008, did not have a material impact on our consolidated financial statements.

In April 2009, the FASB issued FSP SFAS 157-4, “Determining Whether a Market Is Not Active and a Transaction Is Not Distressed,” (“FSP FAS 157-4”). FSP FAS 157-4 provides guidelines for making fair value measurements more consistent with the principles presented in SFAS 157. FSP FAS 157-4 provides additional authoritative guidance in determining whether a market is active or inactive, and whether a transaction is distressed, is applicable to all assets and liabilities (i.e. financial and nonfinancial) and will require enhanced disclosures. This standard is effective for periods ending after June 15, 2009. The Company is evaluating the impact that this standard will have on the Company’s financial position and results of operations.

In April 2009, the FASB issued FSP SFAS 107-1 and APB 28-1, “Interim Disclosures about Fair Value of Financial Instruments,” (“FSP FAS 107-1 and APB 28-1”). FSP FAS 107-1 and APB 28-1 amends SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” to require disclosures about fair value of financial instruments in interim as well as in annual financial statements. FSP FAS 107-1 and APB 28-1 also amends APB Opinion No. 28, “Interim Financial Reporting,” to require those disclosures in all interim financial statements. This standard is effective for periods ending after June 15, 2009. The Company is evaluating the impact that this standard will have on the Company’s financial position and results of operations.

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset in a Market That Is Not Active” (FSP 157-3), which clarifies the application of SFAS 157 when the market for a financial asset is inactive. Specifically, FSP 157-3 clarifies how (1) management’s internal assumptions should be considered in measuring fair value when observable data are not present, (2) observable market information from an inactive market should be taken into account, and (3) the use of broker quotes or pricing services should be considered in assessing the relevance of observable and unobservable data to measure fair value. The Company adopted the provisions of FSP 157-3, which did not impact the Company’s financial position or results of operations.

May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts--an interpretation of FASB Statement No. 60” (“SFAS No. 163”). SFAS No. 163 interprets Statement 60 and amends existing accounting pronouncements to clarify their application to the financial guarantee insurance contracts included within the scope of that Statement. SFAS No. 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009. The Company is currently evaluating the impact of SFAS No. 163 on its financial statements but does not expect it to have an effect on the Company’s financial position, results of operations or cash flows.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles.” SFAS No. 162 identifies the sources of accounting principles and provides entities with a framework for selecting the principles used in preparation of financial statements that are presented in conformity with GAAP. The current GAAP hierarchy has been criticized because it is directed to the auditor rather than the entity, it is complex, and it ranks FASB Statements of Financial Accounting Concepts, which are subject to the same level of due process as FASB Statements of Financial Accounting Standards, below industry practices that are widely recognized as generally accepted but that are not subject to due process. The Board believes the GAAP hierarchy should be directed to entities because it is the entity (not its auditors) that is responsible for selecting accounting principles for financial statements that are presented in conformity with GAAP. The adoption of FASB 162 is not expected to have a material impact on the Company’s financial position.

In December 2007, the FASB issued SFAS No. 141 (R), Business Combinations, and SFAS No. 160, Non-controlling Interests in Consolidated Financial Statements. SFAS No. 141 (R) requires an acquirer to measure the identifiable assets acquired, the liabilities assumed and any non-controlling interest in the acquired entity at their fair values on the acquisition date, with goodwill being the excess value over net identifiable assets acquired. SFAS No. 160 clarifies that a noncontrolling interest in a subsidiary should be reported as equity in the consolidated financial statements. The calculation of earnings issued for fiscal years beginning after December 15, 2008. Early adoption is prohibited. We do not expect the adoption of SFAS No. 141 (R) and SFAS No. 160 will have a material impact on our consolidated financial statements.

In April 2008, the FASB issued FSP N. 142-3, Determination of the Useful Life of Intangible Assets. FSP No. 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under FASB Statement No. 142, Goodwill and Other Intangible Assets. FSP No 142-3 is effective for financial statements issued for fiscal years beginning after December 15, 2008. Early adoption is prohibited. We do not expect the adoption of FSP No. 142-3 will have a material impact on our financial statements.

In June 2008, the FASB ratified the consensus reached on EITF Issue No. 07-05, Determining Whether an Instrument (or Embedded Feature) Is Indexed to an Entity’s Own Stock. EITF Issue No. 07-05 clarifies the determination of whether an instrument (or an embedded feature) is indexed to an entity’s own stock, which would qualify as a scope exception under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. EITF Issue No. 07-05 is effective for financial statements issued for fiscal years beginning after December 15, 2008. Early adoption for an existing instrument is not permitted. We do not expect the adoption of EITF Issue No. 07-05 will have a material impact on our consolidated financial statements.

NOTE 2 - INCOME TAXES

We have sustained net operating losses since inception. The tax effects of significant items comprising our net deferred tax asset and the related valuation allowance as of December 31, 2008, and December 31, 2007, are as follows:

	The Year ended December 31
	2008	2007
Deferred Tax Assets
Federal	$836,659	$443,663
State	$119,523	$63,380
Total	$956,182	$507,043
Valuation Allowance	(956,182)	$(507,043)

Due to our operating loss and lack of operating experience, a valuation allowance was provided for our net deferred tax assets at December 31, 2008, and December 31, 2007.

The reconciliation of federal statutory income tax rate to our effective income tax rate is as follows:

	The Year ended December 31
	2008	2007
Rate Reconciliation
Expected expense / (benefit) at Federal Statutory Rate	(35)%	(35)%
State tax benefit, net of Federal Benefit	(5)%	(5)%
Stock based compensation	20%	5%
Valuation allowance	20%	35%
Expected tax rate	0%	0%

As of December 31, 2008, the Company has a net operating loss carry forward of $3,275,956 available to offset future taxable income through 2027. The valuation allowance at December 31, 2008 was $956,182. The increase in the valuation for the year was $449,139. As of December 31, 2007, the Company has a net operating loss carry forward of $2,319,413 available to offset future taxable income through 2027. The valuation allowance at December 31, 2007 was $507,043. The increase in the valuation allowance for the year ended December 31, 2007 was $365,059.

The Company received an inquiry from the IRS in regard to income taxes for the tax year 2007. As the Company had a significant operating loss that year and has had only operating losses since its inception, we are confident the mistake will be rectified shortly. Every year of the Company’s existence is still open to IRS review.

Deferred Tax Assets

Deferred income taxes reflect the net effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of our deferred tax assets and liabilities are as follows:

	The Year ended December 31
	2008	2007
Deferred Tax Assets
Net Operating Losses	$877,795	$423,177
Depreciation	$78,387	$20,866
Deferred Compensation	$0	$63,000
Total Deferred Tax Assets	$956,182	$507,043
Net Tax Assets	$(956,182)	$(507,043)

Uncertain Tax Positions

The following table summarizes the activity related to our gross unrecognized tax benefits from January 1, 2007 to December 31,  2008:

Balance as of January 1, 2007	$265,936
Increases Related to Current Year Tax Positions	$166,652
Balance as of December 31, 2007 and 2008	$432,588

Our 2005 to 2008 tax years remain subject to examination by the IRS for Federal tax purposes.

NOTE 3 - WEBSITE ACQUISITION

On January 28, 2008, the Company acquired the assets of HomeSchoolReviews.com. The purchase price of $125,157 included a seller note of $80,000 and deferred revenue of $5,157. The purchase price was allocated in its entirety to the website as no other significant assets were identified.

NOTE 4 - STOCKHOLDERS’ EQUITY

(A) Common Stock Issued for Cash

During 2008, the Company issued 11,669,220 shares of common stock for cash of $388,970. ($0.03 per share)

During 2007, the Company issued 18,606,000 shares of common stock for cash of $541,152. ($0.03 per share)

In June 19, 2007, the Company issued 8,100,000 shares of common stock for cash of $90,000 ($0.01 per share) upon the exercise of options.

During the months of March—May 2007, the Company issued 46,440 shares of common stock for employee services with a fair market value of $1,290 ($0.03 per share)

During the months of January – August 2007, the Company issued 616,500 shares of common stock for employee services with a fair market value of $15,413 ($0.03 per share)

During the months April—June 2006, the Company issued 18,000,000 shares of common stock for cash of $200,000 ($0.01 per share)

During the months of October—December 2006, the Company issued 7,324,080 shares of common stock for cash of $169,032 ($0.03 per share)

During the months of August and November 2006, the Company issued 2,070,000 shares of common stock for cash of $44,568 ($0.02 per share)

During the months of August—December 2006, the Company issued 501,300 shares of common stock for employee services with a fair market value of $12,533 ($0.03 per share)

During the months of May—August 2006, the Company issued 15,705 shares of common stock for employee services with a fair market value of $345 ($0.02 per share)

(B) Stock Issued for Services

During all of 2008, the Company issued 2,160,000 shares of common stock for board compensation with a fair market value of $72,000 ($0.03 per share)

During the months of April, July—October, December 2007, the Company issued 2,622,420 shares of common stock for services with a fair market value of $29,138 ($0.01 per share)

During the months of October and December 2007, the Company issued 1,032,000 shares of common stock for services with a fair market value of $34,400 ($0.03 per share)

During all of 2007, the Company issued 2,457,000 shares of common stock for board compensation with a fair market value of $78,000 ($0.03 per share)

On December 31, 2006, the Company issued 900,000 shares of common stock for services with a fair market value of $20,000 ($0.02 per share)

During February and July 2006, the Company issued 12,600,000 shares of common stock for services with a fair market value of $140,000 ($0.01 per share)

During April—June 2006, the Company issued 945,000 shares of common stock for board compensation with a fair market value of $10,500 ($0.01 per share)

During July and August 2006, the Company issued 495,000 shares of common stock for board compensation with a fair market value of $11,000 ($0.02 per share)

During September—December 2006, the Company issued 880,020 shares of common stock for board compensation with a fair market value of $22,000 ($0.03 per share)

During December 2006, the Company issued 800,000 shares of common stock for board compensation with a fair market value of $20,000 ($0.03 per share)

During 2005, the Company issued 180,000,000 shares of common stock for incorporation expenses with a fair market value of $100,000 ($0.00 per share).

(C) Stock Issued for Interest Expense

During all of 2008, the Company issued 2,160,000 shares of common stock for the interest expense on a note payable relating to the purchase of Home School Reviews in the amount of $72,000 ($0.03 per share)

(D) Stock Issued for Debt

On September 28, 2007, the Company issued 15,300,000 shares of common stock in consideration for payment of a related party loan of $170,000 ($.01 per share).

(E) Stock Options Issued for Services

The Company has issued options of the Company having a variety of exercise prices generally equal to the share price at the time of issuance; in 2008, however, certain options were granted with exercise prices less than the share price at the time of issuance. The options vest immediately. During the years ended December 31, 2008 and 2007, and the period October 17, 2005 (Inception) to December 31, 2008 the Company recorded compensation expense at of $1,294,065, $55,045 and $1,553,926, respectively, with an offsetting credit to additional paid-in capital. The Company has valued these options at their fair value using the Black-Scholes option pricing method. The assumptions used were as follows:

Options Issued During or Before 2007

Expected life	1-2.5 years
Expected volatility	100%
Risk free interest rate	3.26% - 4.91%
Expected dividends	0%
Weighted average grant date fair value	$0.02

Options Issued 2008

Expected life	1-2.5 years
Expected volatility	100%
Risk free interest rate	0.37% - 3.11%
Expected dividends	0%
Weighted average grant date fair value	$0.02

The assumptions were arrived at in the following manner: Expected life is simply the actual time until expiration. Expected volatility was selected by first deriving a simple average implied volatility from a portfolio of small public educational product and service companies and then multiplying this result by 1.5 to recognize the Company’s earlier stage of development. The risk free rate was sourced from the US Treasury’s website, and dividends are not being paid.

The following tables summarize all stock option grants to employees and consultants as of December 31, 2008, and the related changes during this period are presented below.

Of the total options granted, all 70,949,520, are fully vested, exercisable and non-forfeitable.

The total grant date fair value of stock options granted during 2008, 2007, and the period October 17, 2005 to December 31, 2008 was $1,451,565, $157,721, and $1,814,102. Included in these amounts are $102,676 of options capitalized in the website in 2007.

	Number of Options	Weighted Average Exercise Price
Balance at December 31, 2007	16,428,600	$0.03
Granted	90,287,041	$0.03
Exercised	0	$0.00
Expired or Forfeited	35,766,121	$0.03
Balance at December 31, 2008	70,949,121	$0.03
Options exercisable at December 31, 2008	70,949,520	$0.03
Weighted average fair value of options granted during 2008		$0.016
Intrinsic value of options exercised during 2007		$178,200
Aggregate intrinsic value of options at December 31, 2008		$0
Total fair value of options vested during 2008		$1,451,565

December 31, 2008 Options Outstanding				Options Exercisable
Range of Exercise Price	Number Outstanding at December 31, 2008	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable at December 31, 2008	Weighted Average Exercise Price
$ 0.03	70,949,520	1.00	$ 0.03	70,949,520	$ 0.03

NOTE 5 - CONVERTIBLE NOTES PAYABLE - STOCKHOLDER

During 2008, a stockholder loaned $300,000 to the Company in exchange for a convertible note payable. The note bears interest at the rate of 60% annually, is unsecured and due on demand; the note is due now but repayment has not been demanded. The note is fully convertible to common stock of the Company at $0.03 per share. The convertible note conversion price is fixed and was equal to the fair value on the date of grant and no beneficial conversion was recorded. At December 31, 2008, the Company had accrued $225,929 in interest expense relating to this note.

NOTE 6 - NOTE PAYABLE

The note payable issued as part of the asset purchase of homeschoolreviews.com had an initial principal amount of $80,000. Its term was intended to be extremely short, but in any case no more than eleven months, maturing no later than December 31, 2008, with no penalty for prepayment. Payment in whole or in part can be made at any time. Since it was signed, the Company has paid $40,000 or half of the balance. The note bears interest payable in a fixed amount of shares per month any balance remains outstanding. The number of shares to be issued monthly that a balance remains was originally set at 1,000; post-split, this is 180,000 shares. The value of these shares at the time of signing was $6,000. At the $80,000 initial balance, the effective interest rate is 90% per annum. During 2008, the Company issued 2,160,000 shares of common stock for the interest expense of $72,000 ($0.03 per share). (See note 4(c)

NOTE 7 - RELATED PARTY TRANSACTIONS

During 2008, the Company’s three principal stockholders loaned an additional $51,499 to the Company in exchange for a note payable. The note is unsecured, due on demand, and bears interest at 1% beginning January 1, 2009 if unpaid. The balance outstanding at December 31, 2008 was $70,499.

During 2007, two stockholders loans totaling $170,000 were converted into 15,300,000 shares of common stock. On September 28, 2007, the Company’s two principal shareholders agreed to the conversion into common stock of their existing outstanding debt owed by the Company. The debt was converted at a split-adjusted share price of $0.001. As the share price at the time was $0.03, the Company recorded $154,700 as additional paid-in capital to reflect the share price that adhered at the time the loans were extended. This amount is arrived at by multiplying the number of shares created by the $0.029 difference between the current stock price and that at which the conversion took place. No other rights or privileges were extended or consideration provided as inducement to this conversion.

During 2006, the Company’s principal stockholder loaned $60,000 to the Company. The loan was non-interest bearing, was unsecured and due on demand. It was converted to stock during 2007. See Note 11.

NOTE 8 - COMMITMENTS

The Company signed an agreement with MA Kelly & Co., owner of thehomeschoolmom.com, to sponsor the site for $2,200 per month for a period of up to five years. The agreement is cancellable annually at the Company’s discretion and provides for preferential advertising treatment for the Company. It also provides for exclusive advertising of the Company’s products.

The Company signed an exclusive five year agreement with Christian Liberty Press (CLP) to incorporate CLP’s instructional materials in its faith-based Quick Start Curriculum Kits. The agreement enables the Company to create derivative works from the CLP materials, including instructional guides and enhanced instructional guides and to combine the CLP materials with that from other publishers for this purpose. The agreement entitles the Company to purchase instructor’s guides from CLP at 50% of the list price. The agreement also calls for a payment of 50% of the list price by either party to the other party for the sale of the product to a third party.

The Company has entered into a registration rights agreement with its CEO in support of this filing. The registration rights agreement provides for the registration of the 130,000,000 shares called for under this filing. It confers no other preferential rights nor calls for additional obligations on his part.

NOTE 9 - GOING CONCERN

Our financial statements have been prepared on the basis of accounting principles applicable to a going concern. As a result, they do not include adjustments that would be necessary if we were unable to continue as a going concern and would therefore be obligated to realize assets and discharge our liabilities other than in the normal course of operations. As reflected in the accompanying financial statements, the Company is in the development stage with limited revenues, has used cash flows in operations of $1,178,771 from inception of October 17, 2005 to December 31, 2008 and has an accumulated deficit of $4,382,480 through December 31, 2008. This raises substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company’s ability to raise additional capital and implement its business plan. The financing plan is to market the registered shares through a share purchase arrangement and then to replace our CEO’s shares with unregistered shares so that his share ownership figure remains the same, while the Company gets the funding it needs. The Company had such a share purchase agreement in place up through November of 2008 and believes it can successfully negotiate another. Should this prove unworkable, the Company would continue with its current funding sources.

Since its inception, the Company has been funded by its founders, Board members, employees and persons related to or acquainted with these. It has operated through liquidity challenges in the past by virtue of employee wage deferrals and short-term loans from principals until additional private equity could be sourced. Employees have historically been willing and able to sustain these deferrals as a result of modest personal means and/or with the support of employed spouses. When all wages and salaries are deferred, the Company operates on less than $5,000 per month. At current levels of activity, when all wages are paid, the Company requires $40,000 per month. These modest requirements and the continuing availability of small amounts of private equity from principals, their friends, families and acquaintances, lead the Company to believe it can sustain operations at their current level for the next year.

Management believes that actions presently being taken to raise funds provide the opportunity for the Company to continue as a going concern. Once the Company can access the capital available through the public markets, we believe that this capital and any capital the Company raises through other private placements of our common stock will be adequate to continue as a going concern for the next 12 months. We currently do not have enough cash to operate for the next twelve months without this additional capital.

NOTE 10 - SUBSEQUENT EVENTS

On May 8, 2009, Narayan Capital Corp., a Florida corporation (the “Company”, “Home School”, “we”, “our”, and “us”), consummated a Share Exchange Agreement with Home School Holdings, Inc. a Delaware corporation (“HSI”), that was dated as of April 29, 2009. As a result of the transactions contemplated by the Share Exchange Agreement, on May 8, 2009, we acquired 100% of the outstanding shares of capital stock of HSI and HSI became a wholly-owned subsidiary of the Company, and the Company changed its name to Home School Holdings, Inc. Pursuant to the Share Exchange Agreement, the Company issued 289,959,665 shares of its common stock to shareholders of HSI and the Company reserved for future issuance 73,949,760 shares of common stock subject to HSI’s outstanding stock options and warrants and 22,402,121 shares of common stock subject to HSI’s outstanding convertible debt (the “Share Exchange”). HSI also paid $50,000 to the Company’s two existing shareholders as purchase price consideration for the Share Exchange and such shareholders shall own an aggregate of 5,882,917 shares, or 1.5% of the outstanding shares of Common Stock of the Company on a fully diluted basis upon the consummation of the Share Exchange. The Share Exchange has been approved by the Company’s and HSI’s board of directors and their shareholders.

On January 30, 2009, the Company paid the remaining balance of $40,000 for the purchase of HomeSchoolReviews.com. The indebtedness for the acquisition has been completely satisfied and control of the URL permanently transferred.

On January 15, 2009, the Economic Development Council of the City of Ames, Iowa entered into a short term loan arrangement with the Company for $50,000 as part of the negotiation of the Company’s relocation incentive. These funds are provided at 0% interest and are due on demand.

During January 2009, the Company entered into short-term lending arrangements with two existing shareholders. Each of the loans provides $50,000 for six months. One loan’s interest is paid in cash with an APR of 18%; this debt is unconvertible. The other pays an APR of 10% and provides for convertibility at $0.033 per share.

On February 6, 2009, the Company entered into short-term lending arrangements with its shareholders. The loan provides $50,000 for six months. The loan pays an APR of 10% and provides for convertibility at $0.06 per share.

On April 3, 2009, the Company entered into short-term lending arrangements with its shareholders. The loan provides $10,000 for six months. The loan pays an APR of 10% and provides for convertibility at $0.06 per share.

During the months of January to June, 2009, the Company issued 1,059,040 shares of common stock for board compensation and services with a fair market value of $20,000.

During the months of January to June, 2009, the Company issued 4,027,500 shares of common stock for cash of $122,700.

NOTE 11 - LEASED SPACE

The Company conducts much of its operations from 1,900 square feet of leased office space held under a five year noncancelable operating lease expiring December 31, 2013. The Company is unlikely to renew this lease on expiration.

T he following schedule of future rental payments required under the lease as of December 31, 2008:

Year Ending December 31,	Amount
2009	$27,980	*
2010	$38,426
2011	$39,579
2012	$40,766
2013	$41,989
Total:	$188,740

* 2009 expense reduced by 3 month free re-leasing incentive.

NOTE 12 - RESTATEMENT

On December 15, 2009, while preparing our responses to certain comments raised by the Securities and Exchange Commission pertaining to our pending Registration Statement on Form S-1, we identified errors in the preparation of our financial statements in the recording interest expense and accrued interest. It was determined that a restatement of our financial statements for the year ended December 31, 2008 was necessary to correct these errors in the previously issued financial statements. Corrections to the financial statements have been made as follows:

Accrued Interest- Convertible Note Stockholder and Interest Expense as of December 31, 2008 have each been reduced by $53,187 to correct errors in the original calculation and recording of interest expense on the Convertible Notes Payable – Stockholder.

The effect of these restatements on the Company’s previously issued financial statements dated December 31, 2008 is detailed below:

Home School, Inc.

(a development stage company)

BALANCE SHEET

	Audited December 31, 2008	December 31, 2008	Audited December 31, 2008
	Previously Reported	Adjustment	RESTATED
ASSETS

Current Assets
Cash	$958	$—	$958
Inventory	473	—	473
Shareholder Receivable	1,000	—	1,000
Prepaid Expenses	6,302	—	6,302
TOTAL CURRENT ASSETS	8,733	—	8,733

Equipment, net of accumulated depreciation of $3,742	5,646	—	5,646
Website, net of accumulated amortization of $424,629	507,309	—	507,309

Other Assets
Deposits	2,780	—	2,780

TOTAL ASSETS	$524,468	$—	$524,468

LIABILITIES AND STOCKHOLDERS’ (DEFICIT)

CURRENT LIABILITIES

Accounts Payable	$131,673	$—	$131,673
Accounts Payable--Related Party	39,984	—	39,984
Accrued Payroll	86,972	—	86,972
Accrued Interest--Convertible Note Stockholder	225,929	(53,187)	172,742
Deferred Revenue	375	—	375
Prepaid Advertising	2,700	—	2,700
Note Payable	40,000	—	40,000
Convertible Notes Payable—Stockholder	300,000	—	300,000
Loans Payable - Related Party	70,499	—	70,499

TOTAL CURRENT LIABILITIES	898,132	(53,187)	844,945

STOCKHOLDERS’ EQUITY / (DEFICIT)

Common Stock - Par value $0.001;
Authorized: 500,000,000
Issued and Outstanding: 289,300,685	289,300	—	289,301
Additional Paid-In Capital	3,772,703	—	3,772,702
Deficit accumulated during development stage	(4,435,667)	53,187	(4,382,480)

Total Stockholders’ Equity / (Deficit)	(373,664)	53,187	(320,477)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY / (DEFICIT)	$524,468	$—	$524,468

Home School, Inc.

(a development stage company)

STATEMENT OF OPERATIONS

	For the Year Ended December 31, 2008
	Previously Reported	Adjustment	RESTATED

Revenue - Product Sales, net	$58,793	$—	$58,793
Revenue - Advertising	13,971	—	13,971
Total Revenue	72,764	—	72,764

Cost of Revenue - Product Sales	40,930	—	40,930
Cost of Revenue - Advertising	—	—	—
Total Cost of Revenue	40,930	—	40,930

Gross Profit	31,834	—	31,834

Professional Fees	91,926	—	91,926
Board Compensation	744,848	—	744,848
Development Expenses	—	—	—
Depreciation and Amortization	299,857	—	299,857
Marketing	90,429	—	90,429
Employee Compensation	983,205	—	983,205
General and Administrative	119,103	—	119,103

Total Operating Expenses	2,329,368	—	2,329,368

Loss from Operations	(2,297,534)	—	(2,297,534)

Extinguishment of Debt
Interest Income	153	—	153
Interest Expense	(302,140)	53,187	(248,953)

Total Other Income/Expense	(301,987)	53,187	(248,800)

Provision for Income Taxes	—	—	—

Net Loss	$(2,599,521)	$53,187	$(2,546,334)

Net Loss Per Share - basic and diluted	**		**

Weighted average number of shares outstanding during the period - basic and diluted	282,695,125		282,695,125

** Less than $0.01

Home School, Inc.

(a development stage company)

STATEMENTS OF CASH FLOWS

	For the Year Ended December 31, 2008
	As Previously Reported	Adjustment	RESTATED

Cash Flows Used in Operating Activities:
Net Loss	$(2,599,521)	$(53,187)	$(2,546,334)
Adjustments to reconcile net loss to net cash used in operations
Depreciation/Amortization	299,857	—	299,857
Extinguishment of Debt	—	—	—
In-kind contribution of interest	3,661	—	3,661
Start-up expenses	—	—	—
Shares issued for services	—	—	—
Shares issued for interest	72,000	—	72,000
Stock options issued for services	1,294,065	—	1,294,065
Shares issued for board comp	72,000	—	72,000
(Increase) Decrease in:
Prepaid Expenses	(2,876)	—	(2,876)
Inventory	(473)	—	(473)
Deferred Revenue	(2,082)	—	(2,082)
Deposits	—	—	—
Accrued interest	225,929	53,187	172,742
Accrued payroll	65,758	—	65,758
Accounts Payable	62,411	—	62,411
Accounts Payable--Related Party	39,984	—	39,984

Net Cash Used In Operating Activities	(469,287)	—	(469,287)

Cash Flows From Investing Activities:
Payments for Equipment & Website Development	(219,750)	—	(219,750)

Net Cash Used In Investing Activities	(219,750)	—	(219,750)

Cash Flows From Financing Activities:
Proceeds from Sale of Stock	397,970	—	397,970
Proceeds from Notes Payable - Stockholder	300,000	—	300,000
Proceeds from Convertible Note Payable - Related Party	51,499	—	51,499
Repayment of Notes Payable - Related Party	(21,000)	—	(21,000)
Repayment of Notes Payable	(40,000)	—	(40,000)

Net Cash Provided by Financing Activities	688,469	—	688,469

Net Increase (Decrease) in Cash	(568)	—	(568)

Cash at Beginning of Period	1,526	—	1,526

Cash at End of Period	$958	$—	$958

Supplemental disclosure of cash flow information:

Cash paid for interest	550	—	550

Cash paid for taxes	—	—	—

Home School Holdings, Inc.

(a development stage company)

Consolidated Balance Sheet

	(Unaudited)	(Audited)
	June 30,	December 31,
	2009	2008
	RESTATED	RESTATED
ASSETS

Current Assets
Cash	$3,606	$958
Inventory	473	473
Prepaid Expenses	13,847	6,302
TOTAL CURRENT ASSETS	17,926	7,733

Equipment, net of accumulated depreciation of $4,502 and $3,742 respectively	4,886	5,646
Website, net of accumulated amortization of $ 586,300 and $424,629 respectively	345,638	507,309

Other Assets
Deposits	2,780	2,780

TOTAL ASSETS	$371,230	$523,468

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES

Accounts Payable	$136,408	$131,673
Accounts Payable--Related Party	74,413	39,984
Accrued Payroll	235,325	86,972
Accrued Interest--Convertible Note Stockholder	271,761	172,742
Deferred Revenue	375	375
Prepaid Advertising	6,402	2,700
Note Payable	40,000	40,000
Convertible Notes Payable--Stockholder	300,000	300,000
Loans Payable - Related Party	171,971	70,499

TOTAL CURRENT LIABILITIES	1,236,655	844,945

STOCKHOLDERS' EQUITY / (DEFICIT)

Common Stock - Par value $0.001;
Authorized: 500,000,000
Issued and Outstanding: 300,790,382 and 289,300,685 in June 30, 2009 and December 31, 2008, respectively.	300,790	289,301
Additional Paid-In Capital	4,032,900	3,772,702
Shareholder Receivable	(1,000)	(1,000)
Deficit accumulated during development stage	(5,198,115)	(4,382,480)

Total Stockholders' Equity / (Deficit)	(865,426)	(321,477)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY / (DEFICIT)	$371,230	$523,468

The accompanying notes are integral parts of these financial statements.

Home School Holdings, Inc.

(a development stage company)

Consolidated Statement of Operations

(Unaudited)

					For the period
					October 17, 2005
	For the Three Months Ended June 30		For the Six Months Ended June 30		(inception) to
	2009	2008	2009	2008	June 30, 2009
	RESTATED	RESTATED	RESTATED	RESTATED	RESTATED

Revenue - Product Sales, net	$8,480	$9,700	$14,755	13,359	$89,759
Revenue - Advertising	7,533	2,017	12,681	4,689	28,079
Total Revenue	16,013	11,718	27,436	18,048	117,838

Cost of Revenue - Product Sales	8,942	8,612	15,328	10,506	67,821
Cost of Revenue - Advertising	—	—	—	—	—
Total Cost of Revenue	8,942	8,612	15,328	10,506	67,821

Gross Profit	7,071	3,105	12,108	7,542	50,017

Professional Fees	75,777	20,393	124,344	59,824	494,819
Board Compensation	13,500	19,500	27,000	543,000	893,348
Development Expenses	—	—	—	2,610	67,656
Depreciation and Amortization	80,174	89,497	162,431	159,676	590,802
Marketing	9,549	24,003	34,411	60,272	232,128
Employee Compensation	166,047	120,824	332,520	247,386	2,255,639
General and Administrative	25,858	37,543	42,198	52,273	360,230

Total Operating Expenses	370,906	311,761	722,904	1,125,043	4,894,621

Loss from Operations	(363,834)	(308,655)	(710,796)	(1,117,500)	(4,844,604)

Extinguishment of Debt
Interest Income	0	14	0	153	282
Interest Expense	(54,840)	(64,197)	(104,840)	(119,939)	(353,793)

Total Other Income/Expense	(54,840)	(64,183)	(104,840)	(119,786)	(353,511)

Provision for Income Taxes	—	—	—	—	—

Net Loss	$(418,674)	$(372,838)	$(815,636)	(1,237,286)	$(5,198,115)

Net Loss Per Share - basic and diluted	**	**	**	**

Weighted average number of shares outstanding during the period - basic and diluted	288,876,698	281,192,229	288,876,698	281,192,229

** less than $0.01

The accompanying notes are an integral part of these financial statements.

Home School Holdings, Inc.

(a development stage company)

Consolidated Statement of Cash Flows

(Unaudited)

			For the period
			10/17/2005
	For the Period Ended June 30,		(inception) to
	2009	2008	6/30/2009
	RESTATED	RESTATED	RESTATED

Cash Flows Used in Operating Activities:
Net Loss	(815,636)	(1,237,286)	(5,198,116)
Adjustments to reconcile net loss to net cash used in operations
Depreciation/Amortization	162,431	1,237	590,802
Extinguishment of Debt	—	—	—
In-kind contribution of interest	2,461	—	8,022
Start-up expenses	—	—	100,000
Shares issued for services	11,880	—	284,998
Shares issued for interest	—	—	72,000
Stock options issued for services	107,647	693,700	1,661,573
Shares issued for board comp	27,000	—	220,500
(Increase) Decrease in:
Prepaid Expenses	(3,843)	(752)	(10,145)
Inventory	—	(2,408)	(473)
Deferred Revenue	—	468	(2,082)
Deposits	—	—	(2,780)
Accrued interest	99,019	39,019	271,761
Accrued payroll	148,353	(161,905)	392,824
Accounts Payable	4,735	45,715	136,408
Accounts Payable--Related Party	34,429	14,541	74,413

Net Cash Used In Operating Activities	(221,524)	(607,672)	(1,400,295)

Cash Flows From Investing Activities:
Payments for Equipment & Website Development	—	(144,174)	(753,493)

Net Cash Used In Investing Activities	—	(144,174)	(753,493)

Cash Flows From Financing Activities:
Proceeds from Sale of Stock	122,700	335,320	1,555,422
Proceeds from Notes Payable - Stockholder	—	300,000	300,000
Proceeds from Convertible Note Payable - Related Party	101,472	125,438	552,972
Repayment of Notes Payable - Related Party	—	—	(211,000)
Repayment of Notes Payable	—	—	(40,000)

Net Cash Provided by Financing Activities	224,172	760,758	2,157,394

Net Increase (Decrease) in Cash	2,648	8,912	3,606

Cash at Beginning of Period	958	1,526	—

Cash at End of Period	3,606	10,436	3,606

Supplemental disclosure of cash flow information:

Cash paid for interest	—	550	550

Cash paid for taxes	—	—	—

The accompanying notes are an integral part of these financial statements.

HOME SCHOOL HOLDINGS, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2009

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited interim financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission for the presentation of interim financial information, but do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. The audited financial statements for the period October 17, 2005 (Inception) through December 31, 2008 are contained in the Report on Form 8-K for the fiscal year ended December 31, 2008 filed on May 11, 2009 with the Securities and Exchange Commission and are hereby referenced. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three month period ended June 30, 2009 and for the cumulative period from February 18, 2008 (Inception) through June 30, 2009 are not necessarily indicative of the results that may be expected for the year ended December 31, 2009.

NOTE 2 - ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

On May 8, 2009, Home School Holdings, Inc., a Florida corporation (the “Company”, “we”, “our”, and “us”), consummated a Share Exchange Agreement with Home School, Inc. a Delaware corporation (“HSI”), that was dated as of April 29, 2009. As a result of the transactions contemplated by the Share Exchange Agreement, on May 8, 2009, we acquired 100% of the outstanding shares of capital stock of HSI and HSI became a wholly-owned subsidiary of the Company, and the Company changed its name to Home School Holdings, Inc. The Company was formerly known as Narayan Capital Corp. HSI was incorporated in the State of Delaware on October 17, 2005. HSI is engaged in e-commerce and online K-12 instruction for home educating families world-wide, and is a development stage company.

Pursuant to the Share Exchange Agreement, the Company issued 289,959,665 shares of its common stock to shareholders of HSI and the Company reserved for future issuance 73,949,760 shares of common stock subject to HSI’s outstanding stock options and warrants and 22,402,121 shares of common stock subject to HSI’s outstanding convertible debt (the “Share Exchange”).

Development Stage Risk

Since its inception, the Company has been dependent upon the receipt of capital investment to fund its continuing activities. In addition to the normal risks associated with a new business venture, there can be no assurance that the Company’s business plan will be successfully executed. Our ability to execute our business plan will depend on our ability to obtain additional financing and achieve a profitable level of operations. There can be no assurance that sufficient financing will be obtained. Further, we cannot give any assurance that we will generate substantial revenues or that our business operations will prove to be profitable.

Cash and Cash Equivalents

For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, and disclosure of contingent liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those results.

Revenue Recognition

The Company recognizes revenue on arrangements in accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements’ and No. 104, “Revenue Recognition”. In all cases, revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed and collectability of the resulting receivable is reasonably assured.

Product sales and shipping revenues, net of promotional discounts, rebates, and return allowances, are recorded when the products are shipped and title passes to customers. Retail sales to customers are made pursuant to a sales contract that provides for transfer of both title and risk of loss upon our delivery to the carrier. Return allowances, which reduce product revenue, are estimated using historical experience. Revenue from product sales and services rendered is recorded net of sales taxes. Amounts received in advance for subscription services, are deferred and recognized as revenue over the subscription term.

The Company recognizes advertising revenue as earned on a per-impression basis. As traffic moves through websites and pages are served, the contract amount is recognized as revenue. “Impressions” are defined as the number of times a user requests a page on our websites.

Shipping and Handling Costs

Amounts billed to customers in sales transactions related to shipping and handling represent revenues earned for the goods provided and are included in sales. Costs of shipping and handling are included in the cost of goods sold.

Equipment

Equipment is stated at cost, less accumulated depreciation. Expenditures for website maintenance and repairs are charged to expense as incurred. Depreciation is provided using the straight-line method over the estimated useful life of five years.

Website

Website assets acquired or developed for online delivery are amortized using the straight-line method over three years. Costs incurred in the planning stage and to operate the site are expensed as incurred while costs of developing applications and infrastructure are capitalized.

Prepaid Expenses

Prepaid expenses include prepayments for insurance coverage and advertising that occurred after the balance sheet date.

Advertising Costs

Advertising costs are expensed as incurred.

Inventories

The Company’s inventories consist of finished goods. Inventories are stated at lower of cost or market. Cost is determined on the first-in, first-out basis

Stock Compensation

The Company adopted SFAS No. 123R, Share-Based Payment (“SFAS 123R”), which requires all stock-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values. The Company accounts for stock-based compensation arrangements with nonemployees in accordance with the Emerging Issues Task Force Abstract No. 96-18, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods or Services. The Company records the expense of such services to employees and non employees based on the estimated fair value of the equity instrument using the Black-Scholes pricing model. The measurement date of the fair value of equity instruments issued to non-employees is the earlier of the date on which the counter-party’s performance is complete or the date on which it is probable that performance will occur.

Fair Value of Financial Instruments

The carrying amounts of the Company’s financial instruments including accounts payable and loans and notes payable approximate fair value due to the relatively short period to maturity for these instruments.

Loss Per Share

Basic loss per share is computed by dividing earnings available to common shareholders by the weighted-average number of common shares outstanding for the period as required by the Financial Accounting Standards Board (FASB) under Statement of Financial Accounting Standards (SFAS) No. 128, “Earnings per Shares”.

Stock Splits

During 2006, the Company’s stockholders approved a forward stock split of ten thousand for one, in which each stockholder of record received ten thousand common shares in exchange for each share of their currently issued common stock. Subsequently, On April 4, 2008, the Company’s stockholders approved a forward stock split of one hundred eighty for one, in which each stockholder of record received one hundred eighty common shares in exchange for each share of their currently issued common stock. The financial statements have been retroactively adjusted to reflect the stock splits.

NOTE 3 - STOCKHOLDERS’ DEFICIT

During the months of January to March, 2009, the company issued 464,220 shares of common stock for board compensation with a fair market value of $15,500.

During the months of January to March, 2009, the company issued 360,000 shares of common stock as a gift for employee services.

During the months of April to June, 2009, the company issued 4,027,500 shares of common stock for cash $122,700.

During the months of April to June, 2009, the company issued 134,820 shares of common stock for board compensation with a fair market value of $4,500.

During the months of April to June, 2009, the company issued 100,000 shares of common stock as a gift for employee services.

NOTE 4 - CONVERTIBLE NOTES PAYABLE - STOCKHOLDER

On February 6, 2009, the Company entered into short-term lending arrangements with its shareholders. The loan provides $50,000 for six months. The loan pays an APR of 10% and provides for convertibility at $0.05 per share. On June 5, 2009, this loan was converted to 1,000,000 shares common stock at $0.05 per share.

On April 3, 2009, the Company entered into short-term lending arrangements with its shareholders. The loan provides $10,000 for six months. The loan pays an APR of 10% and provides for convertibility at $0.06 per share. On June 5, 2009, this loan was converted to 200,000 shares common stock at $0.05 per share.

NOTE 5 - RELATED PARTY TRANSACTIONS

During the months of January to June, 2009, the Company’s three principal stockholders loaned an additional $61,470 to the Company in exchange for a note payable. The note is unsecured, due on demand. The balance outstanding at June 30, 2009 was $181,971.

NOTE 6 - GOING CONCERN

Going Concern

Our financial statements have been prepared on the basis of accounting principles applicable to a going concern. As a result, they do not include adjustments that would be necessary if we were unable to continue as a going concern and would therefore be obligated to realize assets and discharge our liabilities other than in the normal course of operations. As reflected in the accompanying financial statements, the Company is in the development stage with limited revenues, has used cash flows in operations of $1,410,296 from inception of October 17, 2005 to June 30, 2009 and has an accumulated deficit of $5,186,362 through June 30, 2009. This raises substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company’s ability to raise additional capital and implement its business plan.

The Company intends to overcome the circumstances that impact its ability to remain a going concern through a combination of the commencement of revenues, with interim cash flow deficiencies being addressed through additional equity and debt financing. The Company anticipates raising additional funds through public or private financing, strategic relationships or other arrangements in the near future to support its business operations; however, the Company may not have commitments from third parties for a sufficient amount of additional capital. The Company cannot be certain that any such financing will be available on acceptable terms, or at all, and its failure to raise capital when needed could limit our ability to continue operations. Our ability to obtain additional funding will determine our ability to continue as a going concern. Failure to secure additional financing in a timely manner and on favorable terms would have a material adverse effect on our financial performance, results of operations and stock price and require it to curtail or cease operations, sell off its assets, seek protection from its creditors through bankruptcy proceedings, or otherwise. Furthermore, additional equity financing may be dilutive to the holders of the Company’s common stock, and debt financing, if available, may involve restrictive covenants, and strategic relationships, if necessary to raise additional funds, and may require that the Company relinquish valuable rights.

Management believes that actions presently being taken to raise funds provide the opportunity for the Company to continue as a going concern. Once the Company can access the capital available through the public markets, we believe that this capital and any capital the Company raises through other private placements of our common stock will be adequate to continue as a going concern for the next 12 months. We currently do not have enough cash to operate for the next twelve months without this additional capital.

NOTE 7 - RESTATEMENT

On December 15, 2009, while preparing our responses to certain comments raised by the Securities and Exchange Commission pertaining to our pending Registration Statement on Form S-1, we identified errors in the preparation of our financial statements in the recording of revenue, costs of revenue, development expenses, amortization expense, interest expense, and general and administrative expenses. It was determined that a restatement of our unaudited interim financial statements for the three months ended June 30, 2009 and the six months ended June 30, 2009 was necessary to correct errors in the previously issued financial statements. Corrections to the unaudited interim financial statements have been made in various accounts as follows:

Total revenue was recorded incorrectly as the amounts for Revenue – Product Sales included transactions which were double counted. Revenue – Product Sales was overstated by $1,861 and $5,167 for the 3 months ended June 30, 2009 and the six months ended June 30, 2009 respectively. Revenue – Advertising did not include revenue for all ad contracts for the period and was understated by $3,395 and $3,695 for the 3 months ended June 30, 2009 and the six months ended June 30, 2009 respectively. The Total Cost of Revenue was understated by $526 for both the 3 months ended June 30, 2009 and the six months ended June 30, 2009 due to the costs of all product sold during the period not being included.

Development expense has been restated for the 6 months ended June 30, 2008 in order to properly capitalize and amortize these costs in accordance with the ASC 985-20 Software – Cost of Software to be Sold, Leased or Marketed, formerly Statement of Financial Accounting Standards No. 86. This adjustment was included in the audited financial statements for the year ended December 31, 2008 but was not reflected within the interim periods when these expenses were incurred for the development of the website thus requiring the website, amortization expense and development expense to be corrected for this interim period. Development expense for the six months ended June 30, 2008 was decreased by $177,456 and this amount was capitalized to the website.

Depreciation and amortization expense has been restated for the 3 months and 6 months ended June 30, 2008 by $70,179 and $140,357 respectively. Amortization expense pertaining to the website for the year ended December 31, 2008 was properly recorded at year end but the correct balance was not reflected in the interim periods during that fiscal year. The restated amounts correct the errors for the interim period shown.

The depreciation and amortization expense was understated for the 3 months and 6 months ended June 30, 2009 and was restated by $69,794 and $141,672 respectively to due to errors in the calculation of amortization expense on the website for these interim periods.

Marketing expense for the 6 months ended June 30, 2009 has been restated by $1,300 to correct for transactions which were incorrectly charged against income within this interim period.

Employee Compensation expense for the 6 months ended June 30, 2009 has been restated by $11.880 to correct for stock compensation which was not charged against income within this interim period.

General and Administrative expense for the 3 months and 6 months ended June 30, 2009 has been restated to correct for transactions which were not charged against income within these interim periods.

General and Administrative expense for the 6 months ended June 30, 2008 was restated to correct for transactions that were incorrectly categorized as G&A expense. Development costs incurred between January 1, 2008 and June 30, 2008 were charged to General and Administrative expense and an adjustment was made in order to properly capitalize and amortize these costs in accordance with the ASC 985-20 Software – Cost of Software to be Sold, Leased or Marketed, formerly Statement of Financial Accounting Standards No. 86. This adjustment was included in the audited financial statements for the year ended December 31, 2008 but was not reflected in the interim periods when these expenses were incurred for the development of the website thus requiring the website, amortization expense and general and administrative expense to be corrected for this interim period. General and administrative expense for the six months ended June 30, 2008 was decreased by $150,652 and this amount was capitalized to the website.

Accrued Interest- Convertible Note Stockholder as of June 30, 2009 has been restated by $141,332 and Interest Expense for the 3 months and 6 months ended June 30, 2009 has been restated by $79,786 and $141,332 respectively to correct errors in the original calculation and recording of interest expense on the Convertible Notes Payable – Stockholder and Loan Payable – Related Party.

The effect of these restatements on the Company’s previously issued interim financial statements dated June 30, 2009 and June 30, 2008 is detailed below:

Home School Holdings, Inc.

(a development stage company)

Consolidated Balance Sheet

	(Unaudited)	(Unaudited)	(Unaudited)
	June 30,	June 30,	June 30,
	2009	2009	2009
	Previously Reported	Adjustment	RESTATED
ASSETS

Current Assets
Cash	$3,606	$—	$3,606
Inventory	473	—	473
Prepaid Expenses	10,791	3,056	13,847
TOTAL CURRENT ASSETS	14,870	3,056	17,926

Equipment, net of accumulated depreciation of $4,881	4,886	—	4,886
Website, net of accumulated amortization of $ 586,300	487,309	(141,672)	345,638

Other Assets
Deposits	2,841	(61)	2,780

TOTAL ASSETS	$509,907	$(138,677)	$371,230

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES

Accounts Payable	$137,313	$(905)	$136,408
Accounts Payable--Related Party	72,493	1,920	74,413
Accrued Payroll	235,325	—	235,325
Accrued Interest--Convertible Note Stockholder	414,830	(143,069)	271,761
Deferred Revenue	375	—	375
Prepaid Advertising	6,207	195	6,402
Note Payable	40,000	—	40,000
Convertible Notes Payable--Stockholder	300,000	—	300,000
Loans Payable - Related Party	181,971	(10,000)	171,971

TOTAL CURRENT LIABILITIES	1,388,514	(151,859)	1,236,655

STOCKHOLDERS' EQUITY / (DEFICIT)

Common Stock - Par value $0.001;
Authorized: 500,000,000
Issued and Outstanding: 300,790,382 as of June 30, 2009	294,387	6,403	300,790
Additional Paid-In Capital	4,014,368	18,532	4,032,900
Shareholder Receivable	(1,000)	—	(1,000)
Deficit accumulated during development stage	(5,186,362)	(11,753)	(5,198,115)

Total Stockholders' Equity / (Deficit)	(878,607)	13,182	(865,426)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY / (DEFICIT)	$509,907	$(138,677)	$371,230

Home School Holdings, Inc.

(a development stage company)

Consolidated Statement of Operations

(Unaudited)

	For the Three Months Ended June 30, 2009
	Previously Reported	Adjustment	RESTATED

Revenue - Product Sales, net	$10,341	$(1,861)	$8,480
Revenue - Advertising	4,138	3,395	7,533
Total Revenue	14,479	1,534	16,013

Cost of Revenue - Product Sales	8,415	526	8,942
Cost of Revenue - Advertising	—	—	—
Total Cost of Revenue	8,415	526	8,942

Gross Profit	6,064	1,008	7,071

Professional Fees	75,777	—	75,777
Board Compensation	13,500	—	13,500
Development Expenses	—	—	—
Depreciation and Amortization	10,380	69,794	80,174
Marketing	10,849	(1,300)	9,549
Employee Compensation	166,047	—	166,047
General and Administrative	25,369	489	25,858

Total Operating Expenses	301,922	68,984	370,906

Loss from Operations	(295,858)	(67,976)	(363,834)

Extinguishment of Debt
Interest Income	—	—	—
Interest Expense	(106,337)	51,497	(54,840)

Total Other Income/Expense	(106,337)	51,497	(54,840)

Provision for Income Taxes	—	—	—

Net Loss	$(402,195)	$(16,479)	$(418,674)

Net Loss Per Share - basic and diluted	**		**

Weighted average number of shares outstanding during the period - basic and diluted	288,876,698		288,876,698

** Less than $0.01

Home School Holdings, Inc.

(a development stage company)

Consolidated Statement of Operations

(Unaudited)

	For the Three Months Ended June 30, 2008
	Previously Reported	Adjustment	RESTATED

Revenue - Product Sales, net	$9,700	$—	$9,700
Revenue - Advertising	2,017	—	2,017
Total Revenue	11,718	—	11,718

Cost of Revenue - Product Sales	8,612	—	8,612
Cost of Revenue - Advertising	—	—	—
Total Cost of Revenue	8,612	—	8,612

Gross Profit	3,105	—	3,105

Professional Fees	20,393	—	20,393
Board Compensation	19,500	—	19,500
Development Expenses	—	—	—
Depreciation and Amortization	19,319	70,179	89,497
Marketing	24,003	—	24,003
Employee Compensation	120,824	—	120,824
General and Administrative	(68,109)	105,652	37,543

Total Operating Expenses	135,930	175,830	311,761

Loss from Operations	(132,825)	(175,830)	(308,655)

Extinguishment of Debt
Interest Income	14	—	14
Interest Expense	(129,654)	65,457	(64,197)

Total Other Income/Expense	(129,640)	65,457	(64,183)

Provision for Income Taxes	—	—	—

Net Loss	$(262,465)	$(110,373)	$(372,838)

Net Loss Per Share - basic and diluted	**		**

Weighted average number of shares outstanding during the period - basic and diluted	281,192,229		281,192,229

** Less than $0.01

Home School Holdings, Inc.

(a development stage company)

Consolidated Statement of Operations

(Unaudited)

	For the Six Months Ended June 30, 2009
	Previously Reported	Adjustment	RESTATED

Revenue - Product Sales, net	$19,922	$(5,167)	$14,755
Revenue - Advertising	8,986	3,695	12,681
Total Revenue	28,908	(1,472)	27,436

Cost of Revenue - Product Sales	14,802	526	15,328
Cost of Revenue - Advertising	—	—	—
Total Cost of Revenue	14,802	526	15,328

Gross Profit	14,106	(1,998)	12,108

Professional Fees	124,344	—	124,344
Board Compensation	27,000	—	27,000
Development Expenses	—	—	—
Depreciation and Amortization	20,759	141,672	162,431
Marketing	35,711	(1,300)	34,411
Employee Compensation	320,640	11,880	332,520
General and Administrative	41,626	571	42,198

Total Operating Expenses	570,080	152,824	722,904

Loss from Operations	(555,974)	(154,822)	(710,796)

Extinguishment of Debt
Interest Income	—	—	—
Interest Expense	(194,721)	89,881	(104,840)

Total Other Income/Expense	(194,721)	89,882	(104,840)

Provision for Income Taxes	—	—	—

Net Loss	$(750,695)	$(64,941)	$(815,636)

Net Loss Per Share - basic and diluted	**		**

Weighted average number of shares outstanding during the period - basic and diluted	288,876,698		288,876,698

** Less than $0.01

Home School Holdings, Inc.

(a development stage company)

Consolidated Statement of Operations

(Unaudited)

	For the Six Months Ended June 30, 2008
	Previously Reported	Adjustment	RESTATED

Revenue - Product Sales, net	$13,359	$—	$13,359
Revenue - Advertising	4,689	—	4,689
Total Revenue	18,048	—	18,048

Cost of Revenue - Product Sales	10,506	—	10,506
Cost of Revenue - Advertising	—	—	—
Total Cost of Revenue	10,506	—	10,506

Gross Profit	7,542	—	7,542

Professional Fees	59,824	—	59,824
Board Compensation	543,000	—	543,000
Development Expenses	180,067	(177,456)	2,610
Depreciation and Amortization	19,319	140,357	159,676
Marketing	60,272	—	60,272
Employee Compensation	247,386	—	247,386
General and Administrative	52,273	—	52,273

Total Operating Expenses	1,162,141	(37,098)	1,125,043

Loss from Operations	(1,154,599)	37,098	(1,117,500)

Extinguishment of Debt
Interest Income	153	—	153
Interest Expense	(129,654)	9,715	(119,939)

Total Other Income/Expense	(129,501)	9,715	(119,786)

Provision for Income Taxes	—	—	—

Net Loss	$(1,284,100)	$46,813	$(1,237,286)

Net Loss Per Share - basic and diluted	**		**

Weighted average number of shares outstanding during the period - basic and diluted	281,192,229		281,192,229

** Less than $0.01

Home School Holdings, Inc.

(a development stage company)

Consolidated Statement of Cash Flows

(Unaudited)

	For the Six Months Ended June 30, 2009
	As Previously Reported	Adjustment	RESTATED

Cash Flows Used in Operating Activities:
Net Loss	$(750,695)	$64,941	$(815,636)
Adjustments to reconcile net loss to net cash used in operations
Depreciation/Amortization	20,759	(141,671)	162,431
Extinguishment of Debt	—	—	—
In-kind contribution of interest	—	(2,461)	2,461
Start-up expenses	—	—	—
Shares issued for services	—	(11,880)	11,880
Shares issued for interest	—	—	—
Stock options issued for services	104,051	(3,596)	107,647
Shares issued for board comp	20,000	(7,000)	27,000
(Increase) Decrease in:
Prepaid Expenses	(982)	2,861	(3,843)
Inventory	—	—	—
Deferred Revenue	—	—	—
Deposits	(61)	(61)	—
Accrued interest	188,901	89,882	99,019
Accrued payroll	148,353	—	148,353
Accounts Payable	5,640	905	4,735
Accounts Payable–Related Party	32,509	(1,920)	34,429

Net Cash Used In Operating Activities	(231,525)	(10,001)	(221,524)

Cash Flows From Investing Activities:
Payments for Equipment & Website Development	—		—

Net Cash Used In Investing Activities	—	—	—

Cash Flows From Financing Activities:
Proceeds from Sale of Stock	122,700	—	122,700
Proceeds from Notes Payable - Stockholder	—	—	—
Proceeds from Convertible Note Payable - Related Party	111,472	10,000	101,472
Repayment of Notes Payable - Related Party	—	—	—
Repayment of Notes Payable	—	—	—

Net Cash Provided by Financing Activities	234,172	10,000	224,172

Net Increase (Decrease) in Cash	2,648	—	2,648

Cash at Beginning of Period	958	—	958

Cash at End of Period	$3,606	$—	$3,606

Home School Holdings, Inc.

(a development stage company)

Consolidated Statement of Cash Flows

(Unaudited)

	For the Six Months Ended June 30, 2008
	As Previously Reported	Adjustment	RESTATED

Cash Flows Used in Operating Activities:
Net Loss	$(1,284,100)	$(46,813)	$(1,237,286)
Adjustments to reconcile net loss to net cash used in operations
Depreciation/Amortization	1,237	—	1,237
Extinguishment of Debt	—	—	—
In-kind contribution of interest	—	—	—
Start-up expenses	—	—	—
Shares issued for services	—	—	—
Shares issued for interest	—	—	—
Stock options issued for services	693,700	—	693,700
Shares issued for board comp	—	—	—
(Increase) Decrease in:
Prepaid Expenses	(752)	—	(752)
Inventory	(2,408)	—	(2,408)
Deferred Revenue	468	—	468
Deposits	—	—	—
Accrued interest	39,019	—	39,019
Accrued payroll	(161,905)	—	(161,905)
Accounts Payable	47,635	1,920	45,715
Accounts Payable--Related Party	12,621	(1,920)	14,541

Net Cash Used In Operating Activities	(654,485)	(46,813)	(607,672)

Cash Flows From Investing Activities:
Payments for Equipment & Website Development	(107,075)	37,099	(144,174)

Net Cash Used In Investing Activities	(107,075)	37,099	(144,174)

Cash Flows From Financing Activities:
Proceeds from Sale of Stock	335,320	—	335,320
Proceeds from Notes Payable - Stockholder	300,000	—	300,000
Proceeds from Convertible Note Payable - Related Party	125,438	—	125,438
Repayment of Notes Payable - Related Party	—	—	—
Repayment of Notes Payable	—	—	—

Net Cash Provided by Financing Activities	760,758	—	760,758

Net Increase (Decrease) in Cash	(802)	—	8,912

Cash at Beginning of Period	1,526	—	1,526

Cash at End of Period	$722	$—	$10,436

Home School Holdings, Inc.

(a development stage company)

Consolidated Balance Sheet

	(Unaudited)	(Audited)
	September 30,	December 31,
	2009 RESTATED	2008 RESTATED
ASSETS
CURRENT ASSETS
Cash	$3,814	$958
Inventory	531	473
Prepaid Expenses	13,099	6,302
TOTAL CURRENT ASSETS	17,444	7,733

Equipment, net of accumulated depreciation of $4,881 and $3,742 respectively	4,507	5,646
Website, net of accumulated amortization of $ 661,431 and $424,629 respectively	270,508	507,309

OTHER ASSETS
Deposits	2,780	2,780

TOTAL ASSETS	$295,238	$523,468

LIABILITIES AND STOCKHOLDERS’ (DEFICIT)

CURRENT LIABILITIES
Accounts Payable	$139,225	$131,673
Accounts Payable--Related Party	—	39,984
Accrued Payroll	236,807	86,972
Accrued Interest--Convertible Note Stockholder	6,506	172,742
Deferred Revenue	375	375
Prepaid Advertising	2,239	2,700
Note Payable	100,472	40,000
Convertible Notes Payable--Stockholder	450,000	300,000
Loans Payable - Related Party	—	70,499

TOTAL CURRENT LIABILITIES	935,625	844,945

STOCKHOLDERS’ EQUITY / (DEFICIT)
Common Stock - Par value $0.001; Authorized: 500,000,000; Issued and Outstanding: 312,962,450 and 289,300,685 in September 30, 2009 and December 31, 2008, respectively.	312,962	289,701
Additional Paid-In Capital	4,575,574	3,772,703
Shareholder Receivable	(1,000)	(1,000)
Deficit accumulated during development stage	(5,527,923)	(4,382,480)

Total Stockholders’ Equity / (Deficit)	(640,387)	(321,477)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY / (DEFICIT)	$295,238	$523,468

The accompanying notes are integral parts of these financial statements.

Home School Holdings, Inc.

(a development stage company)

Consolidated Statement of Operations

(Unaudited)

					For the period
	For the		For the		October 17, 2005
	Three Months Ended		Nine Months Ended		(inception) to
	September 30,		September 30,		September 30,
	2009 RESTATED	2008 RESTATED	2009 RESTATED	2008 RESTATED	2009 RESTATED

Revenue - Product Sales, net	$17,086	$38,087	$31,841	$51,446	$106,845
Revenue - Advertising	12,381	6,766	25,062	11,455	40,460
Total Revenue	29,468	44,853	56,904	62,901	147,306

Cost of Revenue - Product Sales	12,539	19,368	27,867	29,874	80,360
Cost of Revenue - Advertising	—	—	—	—	—
Total Cost of Revenue	12,539	19,368	27,867	29,874	80,360

Gross Profit	16,928	25,485	29,036	33,027	66,945

Professional Fees	23,738	24,853	175,804	84,677	546,279
Board Compensation	11,500	16,500	10,778	559,500	877,126
Development Expenses	—	—	—	—	67,656
Depreciation and Amortization	75,509	80,797	237,940	240,473	666,311
Marketing	—	15,556	34,411	75,828	232,128
Employee Compensation	163,938	56,687	496,458	304,074	2,419,577
General and Administrative	14,621	18,717	56,819	73,601	374,851

Total Operating Expenses	289,306	213,110	1,012,210	1,338,152	5,183,928

Loss from Operations	(272,378)	(187,625)	(983,174)	(1,305,126)	(5,116,983)

Extinguishment of Debt
Interest Income	0	0	0	153	282
Interest Expense	(57,430)	(64,996)	(162,270)	(184,935)	(411,222)

Total Other Income/Expense	(57,430)	(64,996)	(162,270)	(184,781)	(410,940)

Provision for Income Taxes	—	—	—	—	—

Net Loss	$(329,807)	$(252,621)	$(1,145,443)	$(1,489,907)	$(5,527,923)

Net Loss Per Share - basic and diluted	**	**	**	**

Weighted average number of shares outstanding during the period - basic and diluted	302,467,154	284,989,708	298,500,579	282,810,751

** Less than $0.01

The accompanying notes are an integral part of these financial statements.

Home School Holdings, Inc.

(a development stage company)

Consolidated Statement of Cash Flows

(Unaudited)

			For the period
	For the Period Ended		10/17/2005
	September 30,		(inception) to
	2009 RESTATED	2008 RESTATED	9/30/2009 RESTATED

Cash Flows Used in Operating Activities:
Net Loss	$(1,145,443)	$(1,489,907)	$(5,527,923)
Adjustments to reconcile net loss to net cash used in operations
Depreciation/Amortization	237,940	240,473	666,311
Commons Stock issued to pay interest expense and accrued interest	220,242	—	220,242
Debt issued to pay interest expense and accrued interest	100,000	—	100,000
Shares issued for payment of accounts payable	74,413	—	74,413
In-kind contribution of interest	2,462	—	8,023
Start-up expenses	—	—	100,000
Shares issued for services	137,880	54,000	410,998
Shares issued for interest	—	—	72,000
Stock options issued for services	138,836	730,831	1,692,726
Shares issued for board comp	38,500	55,500	232,000
(Increase) Decrease in:
Prepaid Expenses	(7,758)	(2,949)	(14,060)
Inventory	(58)	(1,531)	(531)
Deferred Revenue	—	375	(2,082)
Deposits	—	—	(2,780)
Accrued interest	(166,236)	(26,576)	6,506
Accrued payroll	149,836	(178,714)	394,307
Accounts Payable	7,552	60,294	139,225
Accounts Payable--Related Party	(39,984)	24,913	—

Net Cash Used In Operating Activities	(251,817)	(533,292)	(1,430,588)

Cash Flows From Investing Activities:
Payments for Equipment & Website Development	—	(125,657)	(753,493)

Net Cash Used In Investing Activities	—	(125,657)	(753,493)

Cash Flows From Financing Activities:
Proceeds from Sale of Stock	62,700	388,970	1,496,422
Decrease (Increase) of shareholder receivable	—	—	(1,000)
Proceeds from Notes Payable - Stockholder	60,472	300,000	360,472
Proceeds from Convertible Note Payable - Related Party	131,500	(30,000)	583,000
Repayment of Notes Payable - Related Party	—	—	(211,000)
Repayment of Notes Payable	—	—	(40,000)

Net Cash Provided by Financing Activities	254,673	658,970	2,187,894

Net Increase (Decrease) in Cash	2,856	23	3,814

Cash at Beginning of Period	958	1,526	—

Cash at End of Period	$3,814	$1,548	$3,814

Supplemental disclosure of cash flow information:

Cash paid for interest	—	—	550

Cash paid for taxes	—	—	—

Supplementary disclosure of non-cash items:

During 2007, $175,000 of loans payable were converted to common stock.

During 2008, an $80,000 note was exchanged for a website with $5,157 of deferred revenue.

Also in 2008, $157,500 of deferred compensation was settled through the issuance of options.

During 2009, $220,242 of accrued interest for a note payable to shareholder was converted to common stock as part of loan modification agreement

Also in 2009, $100,000 of accrued interest for a note payable to shareholder was converted to debt as part of a loan modification agreement

Also in 2009, $74,413 of accounts payable were paid with issuance of common stock

Also in 2009, $126,000 of deferred compensation was settled through the issuance of common stock

The accompanying notes are an integral part of these financial statements.

HOME SCHOOL HOLDINGS, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF SEPTEMBER 30, 2009

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited interim financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission for the presentation of interim financial information, but do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. The audited financial statements for the period October 17, 2005 (Inception) through December 31, 2008 are contained in the Report on Form 8-K for the fiscal year ended December 31, 2008 filed on May 11, 2009 with the Securities and Exchange Commission and on Form 10-K/A filed on January 13, 2010 and are hereby referenced. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three month period ended September 30, 2009 and for the cumulative period from October 17, 2005 (Inception) through September 30, 2009 are not necessarily indicative of the results that may be expected for the year ended December 31, 2009.

NOTE 2 - ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

On May 8, 2009, Home School Holdings, Inc., a Florida corporation (the “Company”, “we”, “our”, and “us”), consummated a Share Exchange Agreement with Home School, Inc. a Delaware corporation (“HSI”), that was dated as of April 29, 2009. As a result of the transactions contemplated by the Share Exchange Agreement, on May 8, 2009, we acquired 100% of the outstanding shares of capital stock of HSI and HSI became a wholly-owned subsidiary of the Company, and the Company changed its name to Home School Holdings, Inc. The Company was formerly known as Narayan Capital Corp. HSI was incorporated in the State of Delaware on October 17, 2005. HSI is engaged in e-commerce and online K-12 instruction for home educating families world-wide, and is a development stage company.

Pursuant to the Share Exchange Agreement, the Company issued 289,959,665 shares of its common stock to shareholders of HSI and the Company reserved for future issuance 73,949,760 shares of common stock subject to HSI’s outstanding stock options and warrants and 22,402,121 shares of common stock subject to HSI’s outstanding convertible debt (the “Share Exchange”).

Recent Accounting Literature - FASB Accounting Standards Codification

(Accounting Standards Update (“ASU”) 2009-01)

In June 2009, FASB approved the FASB Accounting Standards Codification (“the Codification”) as the single source of authoritative nongovernmental GAAP. All existing accounting standard documents, such as FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other related literature, excluding guidance from the Securities and Exchange Commission (“SEC”), have been superseded by the Codification. All other non-grandfathered, non-SEC accounting literature not included in the Codification has become nonauthoritative. The Codification did not change GAAP, but instead introduced a new structure that combines all authoritative standards into a comprehensive, topically organized online database. The Codification is effective for interim or annual periods ending after September 15, 2009, and impacts the Company’s financial statements as all future references to authoritative accounting literature will be referenced in accordance with the Codification. There have been no changes to the content of the Company’s financial statements or disclosures as a result of implementing the Codification during the quarter ended September 30, 2009.

As a result of the Company’s implementation of the Codification during the quarter ended September 30, 2009, previous references to new accounting standards and literature are no longer applicable. In the current quarter financial statements, the Company will provide reference to both new and old guidance to assist in understanding the impacts of recently adopted accounting literature, particularly for guidance adopted since the beginning of the current fiscal year but prior to the Codification.

Subsequent Events

(Included in Accounting Standards Codification (“ASC”) 855 “Subsequent Events”, previously SFAS No. 165 “Subsequent Events”)

SFAS No. 165 established general standards of accounting for and disclosure of events that occur after the balance sheet date, but before the financial statements are issued or available to be issued (“subsequent events”). An entity is required to disclose the date through which subsequent events have been evaluated and the basis for that date. For public entities, this is the date the financial statements are issued. SFAS No. 165 does not apply to subsequent events or transactions that are within the scope of other GAAP and did not result in significant changes in the subsequent events reported by the Company. SFAS No. 165 became effective for interim or annual periods ending after June 15, 2009 and did not impact the Company’s financial statements. The Company evaluated for subsequent events through the issuance date of the Company’s financial statements. No recognized or non-recognized subsequent events were noted.

Determination of the Useful Life of Intangible Assets

(Included in ASC 350 “Intangibles — Goodwill and Other”, previously FSP SFAS No. 142-3 “Determination of the Useful Lives of Intangible Assets”)

FSP SFAS No. 142-3 amended the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under previously issued goodwill and intangible assets topics. This change was intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected cash flows used to measure the fair value of the asset under topics related to business combinations and other GAAP. The requirement for determining useful lives must be applied prospectively to intangible assets acquired after the effective date and the disclosure requirements must be applied prospectively to all intangible assets recognized as of, and subsequent to, the effective date. FSP SFAS No. 142-3 became effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The adoption of FSP SFAS No. 142-3 did not impact the Company’s financial statements.

Noncontrolling Interests

(Included in ASC 810 “Consolidation”, previously SFAS No. 160 “Noncontrolling Interests in Consolidated Financial Statements an amendment of ARB No. 51”)

SFAS No. 160 changed the accounting and reporting for minority interests such that they will be recharacterized as noncontrolling interests and classified as a component of equity. SFAS No. 160 became effective for fiscal years beginning after December 15, 2008 with early application prohibited. The Company implemented SFAS No. 160 at the start of fiscal 2009 and no longer records an intangible asset when the purchase price of a noncontrolling interest exceeds the book value at the time of buyout. The adoption of SFAS No. 160 did not have any other material impact on the Company’s financial statements.

Consolidation of Variable Interest Entities — Amended

(To be included in ASC 810 “Consolidation”, SFAS No. 167 “Amendments to FASB Interpretation No. 46(R)”)

SFAS No. 167 amends FASB Interpretation No. 46(R) “Consolidation of Variable Interest Entities regarding certain guidance for determining whether an entity is a variable interest entity and modifies the methods allowed for determining the primary beneficiary of a variable interest entity. The amendments include: (1) the elimination of the exemption for qualifying special purpose entities, (2) a new approach for determining who should consolidate a variable-interest entity, and (3) changes to when it is necessary to reassess who should consolidate a variable-interest entity. SFAS No. 167 is effective for the first annual reporting period beginning after November 15, 2009, with earlier adoption prohibited. The Company will adopt SFAS No. 167 in fiscal 2010 and does not anticipate any material impact on the Company’s financial statements.

Development Stage Risk

Since its inception, the Company has been dependent upon the receipt of capital investment to fund its continuing activities. In addition to the normal risks associated with a new business venture, there can be no assurance that the Company’s business plan will be successfully executed. Our ability to execute our business plan will depend on our ability to obtain additional financing and achieve a profitable level of operations. There can be no assurance that sufficient financing will be obtained. Further, we cannot give any assurance that we will generate substantial revenues or that our business operations will prove to be profitable.

Cash and Cash Equivalents

For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, and disclosure of contingent liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those results.

Revenue Recognition

(Included in Accounting Standards Codification (“ASC”) 650 “Revenue Recognition”

The Company recognizes revenue based on Account Standards Codification (“ASC”) 605 “Revenue Recognition” which contains Securities and Exchange Commission Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements’ and No. 104, “Revenue Recognition”. In all cases, revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed and collectability of the resulting receivable is reasonably assured.

Product sales and shipping revenues, net of promotional discounts, rebates, and return allowances, are recorded when the products are shipped and title passes to customers. Retail sales to customers are made pursuant to a sales contract that provides for transfer of both title and risk of loss upon our delivery to the carrier. Return allowances, which reduce product revenue, are estimated using historical experience. Revenue from product sales and services rendered is recorded net of sales taxes. Amounts received in advance for subscription services, are deferred and recognized as revenue over the subscription term.

The Company recognizes advertising revenue as earned on a per-impression basis. As traffic moves through websites and pages are served, the contract amount is recognized as revenue. “Impressions” are defined as the number of times a user requests a page on our websites.

Shipping and Handling Costs

Amounts billed to customers in sales transactions related to shipping and handling represent revenues earned for the goods provided and are included in sales. Costs of shipping and handling are included in the cost of goods sold.

Equipment

Equipment is stated at cost, less accumulated depreciation. Expenditures for website maintenance and repairs are charged to expense as incurred. Depreciation is provided using the straight-line method over the estimated useful life of five years.

Website

Website assets acquired or developed for online delivery are amortized using the straight-line method over three years. Costs incurred in the planning stage and to operate the site are expensed as incurred while costs of developing applications and infrastructure are capitalized.

Prepaid Expenses

Prepaid expenses include prepayments for insurance coverage and advertising that occurred after the balance sheet date.

Advertising Costs

Advertising costs are expensed as incurred.

Inventories

The Company’s inventories consist of finished goods. Inventories are stated at lower of cost or market. Cost is determined on the first-in, first-out basis.

Stock Compensation

(Included in Accounting Standards Codification (“ASC”) 718 “Compensation - Stock Compensation”

The Company adopted Accounting Standards Codification (“ASC”) 718 “Compensation – Stock Compensation” which was previously “SFAS No. 123R, Share-Based Payment (“SFAS 123R”), which requires all stock-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values. The Company accounts for stock-based compensation arrangements with nonemployees in accordance with Accounting Standards Codification (“ASC”) 505-50 “Equity – Equity Based Payments to Non-Employees”, which includes the Emerging Issues Task Force Abstract No. 96-18, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods or Services. The Company records the expense of such services to employees and non employees based on the estimated fair value of the equity instrument using the Black-Scholes pricing model. The measurement date of the fair value of equity instruments issued to non-employees is the earlier of the date on which the counter-party’s performance is complete or the date on which it is probable that performance will occur.

Fair Value of Financial Instruments

The carrying amounts of the Company’s financial instruments including accounts payable and loans and notes payable approximate fair value due to the relatively short period to maturity for these instruments.

Loss Per Share

Basic loss per share is computed by dividing earnings available to common shareholders by the weighted-average number of common shares outstanding for the period as required by Accounting Standards Codification (“ASC”) 260 “Earnings Per Share” which was previously Statement of Financial Accounting Standards (SFAS) No. 128, “Earnings per Shares”.

Stock Splits

During 2006, the Company’s stockholders approved a forward stock split of ten thousand for one, in which each stockholder of record received ten thousand common shares in exchange for each share of their currently issued common stock. Subsequently, On April 4, 2008, the Company’s stockholders approved a forward stock split of one hundred eighty for one, in which each stockholder of record received one hundred eighty common shares in exchange for each share of their currently issued common stock. The financial statements have been retroactively adjusted to reflect the stock splits.

NOTE 3 - STOCKHOLDERS’ DEFICIT

During the months of January to March, 2009, the company issued 404,460 shares of common stock for board compensation with a fair market value of $13,500.

During the months of January to March, 2009, the company issued 360,000 shares of common stock as a gift for employee services.

During the months of April to June, 2009, the company issued 4,027,500 shares of common stock for cash in the amount of $122,700.

During the months of April to June, 2009, the company issued 314,820 shares of common stock for board compensation with a fair market value of $13,500.

During the months of April to June, 2009, the company issued 100,000 shares of common stock with a fair market value of $5,000 as a gift for services.

During the months of July to September, 2009, the company issued 230,000 shares of common stock for board compensation with a fair market value of $11,500.

During the months of July to September, 2009, the company issued 6,931,740 shares of common stock for cash in the amount of $301,742.

During the months of July to September, 2009, the company issued 1,860,328 shares of common stock for the payment of corporate expenses with a fair market value of $74,413.

During the months of July to September, 2009, the company issued 3,150,000 shares of common stock for employee services with a fair market value of $126,000.

NOTE 4 - CONVERTIBLE NOTES PAYABLE - STOCKHOLDER

On February 6, 2009, the Company entered into short-term lending arrangements with its shareholders. The loan provides $50,000 for six months. The loan pays an APR of 10% and provides for convertibility at $0.05 per share. On June 5, 2009, this loan was converted to 1,000,000 shares common stock at $0.05 per share.

On April 3, 2009, the Company entered into short-term lending arrangements with its shareholders. The loan provides $10,000 for six months. The loan pays an APR of 10% and provides for convertibility at $0.06 per share. On June 5, 2009, this loan was converted to 200,000 shares common stock at $0.05 per share.

On April 27, 2009, the Company entered into short-term lending arrangements with its shareholders Mr. and Mrs. North. The loan provides $50,000 for two months. The loan pays 5% per month and provides for convertibility at $0.05 per share.

On September 30, 2009, the Company entered into a loan modification agreement with Mike North and Bebe North to restructure the existing convertible notes payable held by Mr. and Mrs. North which had an outstanding value of $670,242 as of September 30, 2009. The first note dated January 16, 2008 had a face value of $300,000 and accrued interest in the amount of $307,742, as of September 30, 2009. The second note dated April 27, 2009 had a face value of $50,000 and accrued interest in the amount of $12,500, as of September 30, 2009.

The terms of the existing notes were collectively modified to provide a single set of terms as set forth in the Loan Modification Agreement. The new principal loan amount shall be $450,000 at an interest rate of 4% per year with a maturity date of January, 1 2010. At any time prior to the maturity date, the outstanding principal amount of the loan is convertible into shares of Common Stock at a conversion price of $0.05 per share. At any time prior to the maturity date, all of the outstanding accrued interest shall be converted into restricted shares of Common Stock at a conversion price of $0.045 per share.

Accrued interest in the amount of $220,242 from the original notes has been converted into 4,894,265 shares of common stock at a conversion price of $0.045 per share.

NOTE 5 - RELATED PARTY TRANSACTIONS

During the months of January to September, 2009, the Company’s three principal stockholders loaned an additional $61,470 to the Company in exchange for a note payable. The note is unsecured, due on demand. The balance outstanding at September 30, 2009 was $181,971.

On September 30, 2009, one of the Company’s principal stockholders, Kenneth Lydecker, converted $30,000 of existing notes payable into 750,000 shares of Common Stock at a conversion price of $0.04.

On September 30, 2009, one of the Company’s principal stockholders, David Nicholson, converted $25,000 of existing notes payable into 625,000 shares of Common Stock at a conversion price of $0.04.

On September 30, 2009, Thomas Morrow, CEO, converted $26,499 of existing notes payable into 662,475 shares of Common Stock at a conversion price of $0.04.

On September 30, 2009, Thomas Morrow, CEO converted deferred payroll of $126,000 into 3,150,000 shares of Common Stock at a conversion price of $0.04

On September 30, 2009, Thomas Morrow, CEO paid $74,413 of corporate expenses for 1,860,328 shares of Common Stock.

NOTE 6 - DEBENTURE

On July 17, 2009 the Company signed a debenture with Tangiers Captial LLC. The debenture has a principal amount of $15,000, an interest rate of 7% per annum and a maturity date of January 16, 2010.

NOTE 7 - GOING CONCERN

Going Concern

Our financial statements have been prepared on the basis of accounting principles applicable to a going concern. As a result, they do not include adjustments that would be necessary if we were unable to continue as a going concern and would therefore be obligated to realize assets and discharge our liabilities other than in the normal course of operations. As reflected in the accompanying financial statements, the Company is in the development stage with limited revenues, has used cash flows in operations of $1,430,588 from inception of October 17, 2005 to September 30, 2009 and has an accumulated deficit of $5,527,923 through September 30, 2009. This raises substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company’s ability to raise additional capital and implement its business plan.

The Company intends to overcome the circumstances that impact its ability to remain a going concern through a combination of the commencement of revenues, with interim cash flow deficiencies being addressed through additional equity and debt financing. The Company anticipates raising additional funds through public or private financing, strategic relationships or other arrangements in the near future to support its business operations; however, the Company may not have commitments from third parties for a sufficient amount of additional capital. The Company cannot be certain that any such financing will be available on acceptable terms, or at all, and its failure to raise capital when needed could limit our ability to continue operations. Our ability to obtain additional funding will determine our ability to continue as a going concern. Failure to secure additional financing in a timely manner and on favorable terms would have a material adverse effect on our financial performance, results of operations and stock price and require it to curtail or cease operations, sell off its assets, seek protection from its creditors through bankruptcy proceedings, or otherwise. Furthermore, additional equity financing may be dilutive to the holders of the Company’s common stock, and debt financing, if available, may involve restrictive covenants, and strategic relationships, if necessary to raise additional funds, and may require that the Company relinquish valuable rights.

Management believes that actions presently being taken to raise funds provide the opportunity for the Company to continue as a going concern. Once the Company can access the capital available through the public markets, we believe that this capital and any capital the Company raises through other private placements of our common stock will be adequate to continue as a going concern for the next 12 months. We currently do not have enough cash to operate for the next twelve months without this additional capital.

NOTE 8 - SUBSEQUENT EVENTS

During the month of October 2009, the company issued 70,000 shares of common stock for board compensation with a fair value of $13,500.

During the month of November 2009, the company issued 75,000 shares of common stock for cash of $3,000 ($0.04 per share).

NOTE 9 - RESTATEMENTS

On December 15, 2009, while preparing our responses to certain comments raised by the Securities and Exchange Commission pertaining to our pending Registration Statement on Form S-1, we identified errors in the preparation of our financial statements in the recording of revenue, costs of revenue, development expenses, amortization expense, interest expense, and general and administrative expenses. It was determined that a restatement of our unaudited interim financial statements for the three months ended September 30, 2009 and the nine months ended September 30, 2009 was necessary to correct errors in the previously issued financial statements. Corrections to the unaudited interim financial statements have been made in various accounts as follows:

For the nine months ended September 30, 2009 interest expense was overstated by $142,417. $141,332 of the correction was the result of the error which was improperly made to the form 10-Q for the nine months ended September 30, 2009 and did not apply ASC 250-10-45-22 – Correction of an Error in Previously Issued Financial Statements. As a result, form 10-Q/A Amendment No. 1 for the nine months ended September 30, 2009 was filed to correct this error within the proper period. The remaining difference of $1,085 was the result of an error in the calculation of interest expense for the 3 months ended September 30, 2009.

Accrued Interest – Convertible Note Stockholder as of June 30, 2009 has been restated by $141,332 and Interest Expense for the 3 months and 6 months ended June 30, 2009 has been restated by $79,786 and $141,332 respectively to correct errors in the original calculation and recording of interest expense on the Convertible Notes Payable – Stockholder and Loan Payable – Related Party. These errors resulted in interest expense and Accrued Interest- Convertible Note Stockholder being overstated in the previously issued financial statements.

General and Administrative expense has been restated by $501 to correct for transactions which were incorrectly charged against income within this interim period.

The effect of these restatements on the Company’s previously issued interim financial statements dated September 30, 2009 and September 30, 2008 is detailed below:

Home School Holdings, Inc.

(a development stage company)

Consolidated Balance Sheet

	(Unaudited)	(Unaudited)	(Unaudited)
	September 30,	September 30,	September 30,
	2009	2009	2009
	Previously
	Reported	Adjustment	RESTATED
ASSETS

Current Assets
Cash	$3,814	$—	$3,814
Inventory	531	—	531
Prepaid Expenses	13,099	—	13,099
TOTAL CURRENT ASSETS	17,444	—	17,444

Equipment, net of accumulated depreciation of $4,881	4,507	—	4,507
Website, net of accumulated amortization of $ 586,300	270,508	—	270,508

Other Assets
Deposits	2,780	—	2,780

TOTAL ASSETS	$295,238	$—	$295,238

LIABILITIES AND STOCKHOLDERS’ (DEFICIT)

CURRENT LIABILITIES

Accounts Payable	$139,225	$—	$139,225
Accounts Payable--Related Party		—	—
Accrued Payroll	236,807	—	236,807
Accrued Interest--Convertible Note Stockholder	7,693	(1,187)	6,506
Deferred Revenue	375	—	375
Prepaid Advertising	2,239	—	2,239
Note Payable	100,472	—	100,472
Convertible Notes Payable--Stockholder	450,000	—	450,000
Loans Payable - Related Party	—	—	—

TOTAL CURRENT LIABILITIES	936,811	(1,187)	935,625

STOCKHOLDERS’ EQUITY / (DEFICIT)

Common Stock - Par value $0.001;
Authorized: 500,000,000
Issued and Outstanding: 300,790,382 as of June 30, 2009	312,962	—	312,962
Additional Paid-In Capital	4,574,538	1,036	4,575,574
Shareholder Receivable	(1,000)	—	(1,000)
Deficit accumulated during development stage	(5,528,073)	150	(5,527,923)

Total Stockholders’ Equity / (Deficit)	(641,573)	1,187	(640,387)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY / (DEFICIT)	$295,238	$—	$295,238

Home School Holdings, Inc.

(a development stage company)

Consolidated Statement of Operations

(Unaudited)

	For the Three Months Ended September 30, 2009
	Previously Reported	Adjustment	As Restated

Revenue - Product Sales, net	$17,086	$—	$17,086
Revenue - Advertising	12,381	—	12,381
Total Revenue	29,468	—	29,468

Cost of Revenue - Product Sales	12,539	—	12,539
Cost of Revenue - Advertising	—	—	—
Total Cost of Revenue	12,539	—	12,539

Gross Profit	16,928	—	16,928

Professional Fees	23,738	—	23,738
Board Compensation	11,500	—	11,500
Development Expenses	—	—	—
Depreciation and Amortization	75,509	—	75,509
Marketing	—	—	—
Employee Compensation	163,938	—	163,938
General and Administrative	15,122	(501)	14,621

Total Operating Expenses	289,806	(500)	289,306

Loss from Operations	(272,878)	500	(272,378)

Extinguishment of Debt
Interest Income	—	—	—
Interest Expense	85,488	(142,917)	(57,430)

Total Other Income/Expense	85,488	(142,917)	(57,429)

Provision for Income Taxes	—	—	—

Net Loss	$(187,390)	$(142,417)	$(329,807)

Net Loss Per Share - basic and diluted	**		**

Weighted average number of shares outstanding during the period - basic and diluted	302,467,154		302,467,154

** Less than $0.01

Home School Holdings, Inc.

(a development stage company)

Consolidated Statement of Operations

(Unaudited)

	For the Three Months Ended September 30, 2008
	Previously Reported	Adjustment	As Restated

Revenue - Product Sales, net	$38,087	$—	$38,087
Revenue - Advertising	6,766	—	6,766
Total Revenue	44,853	—	44,853

Cost of Revenue - Product Sales	19,368	—	19,368
Cost of Revenue - Advertising	—	—	—
Total Cost of Revenue	19,368	—	19,368

Gross Profit	25,485	—	25,485

Professional Fees	24,853	—	24,853
Board Compensation	16,500	—	16,500
Development Expenses	—	—	—
Depreciation and Amortization	80,797	—	80,797
Marketing	15,556	—	15,556
Employee Compensation	56,687	—	56,687
General and Administrative	18,717	—	18,717

Total Operating Expenses	213,110	—	213,110

Loss from Operations	(187,625)	—	(187,625)

Extinguishment of Debt
Interest Income	—	—	—
Interest Expense	(81,857)	16,861	(64,996)

Total Other Income/Expense	(81,857)	16,861	(64,996)

Provision for Income Taxes	—	—	—

Net Loss	$(269,482)	$16,861	$(252,621)

Net Loss Per Share - basic and diluted	**		**

Weighted average number of shares outstanding during the period - basic and diluted	284,989,708		284,989,708

** Less than $0.01

Home School Holdings, Inc.

(a development stage company)

Consolidated Statement of Operations

(Unaudited)

	For the Nine Months Ended September 30, 2009
	Previously Reported	Adjustment	As Restated

Revenue - Product Sales, net	$31,841	$—	$31,841
Revenue - Advertising	25,062	—	25,062
Total Revenue	56,904	—	56,904

Cost of Revenue - Product Sales	27,867	—	27,867
Cost of Revenue - Advertising	—	—	—
Total Cost of Revenue	27,867	—	27,867

Gross Profit	29,036	—	29,036

Professional Fees	175,804	—	175,804
Board Compensation	10,778	—	10,778
Development Expenses	—	—	—
Depreciation and Amortization	237,940	—	237,940
Marketing	34,411	—	34,411
Employee Compensation	496,458	—	496,458
General and Administrative	56,818	—	56,819

Total Operating Expenses	1,012,210	—	1,012,210

Loss from Operations	(983,174)	—	(983,174)

Extinguishment of Debt
Interest Income	—	—	—
Interest Expense	(109,233)	(53,036)	(162,270)

Total Other Income/Expense	(109,233)	(53,036)	(162,269)

Provision for Income Taxes	—	—	—

Net Loss	$(1,092,406)	$(53,037)	$(1,145,443)

Net Loss Per Share - basic and diluted	**		**

Weighted average number of shares outstanding during the period - basic and diluted	298,500,579		298,500,579

** Less than $0.01

Home School Holdings, Inc.

(a development stage company)

Consolidated Statement of Operations

(Unaudited)

	For the Nine Months Ended September 30, 2008
	Previously Reported	Adjustment	As Restated

Revenue - Product Sales, net	$51,446	$—	$51,446
Revenue - Advertising	11,455	—	11,455
Total Revenue	62,901	—	62,901

Cost of Revenue - Product Sales	29,874	—	29,874
Cost of Revenue - Advertising	—	—	—
Total Cost of Revenue	29,874	—	29,874

Gross Profit	33,027	—	33,027

Professional Fees	84,677	—	84,677
Board Compensation	559,500	—	559,500
Development Expenses	—	—	—
Depreciation and Amortization	240,473	—	240,473
Marketing	75,828	—	75,828
Employee Compensation	304,074	—	304,074
General and Administrative	73,601	—	73,601

Total Operating Expenses	1,338,153	—	1,338,152

Loss from Operations	(1,305,126)	—	(1,305,126)

Extinguishment of Debt
Interest Income	153	—	153
Interest Expense	(211,510)	26,576	(184,935)

Total Other Income/Expense	(211,357)	26,576	(184,781)

Provision for Income Taxes	—	—	—

Net Loss	$(1,516,483)	$26,576	$(1,489,907)

Net Loss Per Share - basic and diluted	**		**

Weighted average number of shares outstanding during the period - basic and diluted	282,810,751		282,810,751

** Less than $0.01

Home School Holdings, Inc.

(a development stage company)

Consolidated Statement of Cash Flows

(Unaudited)

	For the Nine Months Ended September 30, 2009
	As Previously Reported	Adjustment	Restated

Cash Flows Used in Operating Activities:
Net Loss	$(1,092,406)	$(53,037)	$(1,145,443)
Adjustments to reconcile net loss to net cash used in operations
Depreciation/Amortization	237,940	—	237,940
Commons Stock issued to pay interest expense and accrued interest	220,242	—	220,242
Debt issued to pay interest expense and accrued interest	100,000	—	100,000
Shares issued for payment of accounts payable	74,413	—	74,413
In-kind contribution of interest	2,462	—	2,462
Start-up expenses	—	—	—
Shares issued for services	137,880	—	137,880
Shares issued for interest	—	—	—
Stock options issued for services	137,800	1,036	138,836
Shares issued for board comp	38,500	—	38,500
(Increase) Decrease in:
Prepaid Expenses	(7,758)	—	(7,758)
Inventory	(58)	—	(58)
Deferred Revenue	—	—	—
Deposits	—	—	—
Accrued interest	(218,236)	52,000	(166,236)
Accrued payroll	149,836	—	149,836
Accounts Payable	7,552	—	7,552
Accounts Payable--Related Party	(39,984)	—	(39,984)

Net Cash Used In Operating Activities	(251,816)	—	(251,817)

Cash Flows From Investing Activities:
Payments for Equipment & Website Development	—	—	—

Net Cash Used In Investing Activities	—	—	—

Cash Flows From Financing Activities:
Proceeds from Sale of Stock	62,700	—	62,700
Decrease (Increase) of shareholder receivable	—	—	—
Proceeds from Notes Payable - Stockholder	60,472	—	60,472
Proceeds from Convertible Note Payable - Related Party	131,500	—	131,500
Repayment of Notes Payable - Related Party	—	—	—
Repayment of Notes Payable	—	—	—

Net Cash Provided by Financing Activities	254,672	—	254,673

Net Increase (Decrease) in Cash	2,856	—	2,856

Cash at Beginning of Period	958	—	958

Cash at End of Period	$3,814	$—	$3,814

Supplemental disclosure of cash flow information:

Cash paid for interest	—	—	—

Cash paid for taxes	—	—	—

Home School Holdings, Inc.

(a development stage company)

Consolidated Statement of Cash Flows

(Unaudited)

	For the Nine Months Ended September 30, 2008
	As Previously Reported	Adjustment	Restated

Cash Flows Used in Operating Activities:
Net Loss	$(1,516,483)	$(26,576)	$(1,489,907)
Adjustments to reconcile net loss to net cash used in operations
Depreciation/Amortization	240,473	—	240,473
Commons Stock issued to pay interest expense and accrued interest	—	—	—
Debt issued to pay interest expense and accrued interest		—
Shares issued for payment of accounts payable		—
In-kind contribution of interest	—	—	—
Start-up expenses	—	—	—
Shares issued for services	54,000	—	54,000
Shares issued for interest	—	—	—
Stock options issued for services	730,831	—	730,831
Shares issued for board comp	55,500	—	55,500
(Increase) Decrease in:
Prepaid Expenses	(2,949)	—	(2,949)
Inventory	(1,531)	—	(1,531)
Deferred Revenue	375	—	375
Deposits	—	—	—
Accrued interest	—	26,576	(26,576)
Accrued payroll	(178,714)	—	(178,714)
Accounts Payable	60,294	—	60,294
Accounts Payable--Related Party	24,913	—	24,913

Net Cash Used In Operating Activities	(533,292)		(533,292)

Cash Flows From Investing Activities:
Payments for Equipment & Website Development	(125,657)	—	(125,657)

Net Cash Used In Investing Activities	(125,657)	—	(125,657)

Cash Flows From Financing Activities:
Proceeds from Sale of Stock	388,970	—	388,970
Decrease (Increase) of shareholder receivable	—	—	—
Proceeds from Notes Payable - Stockholder	300,000	—	300,000
Proceeds from Convertible Note Payable - Related Party	(30,000)	—	(30,000)
Repayment of Notes Payable - Related Party	—	—	—
Repayment of Notes Payable	—	—	—

Net Cash Provided by Financing Activities	658,970	—	658,970

Net Increase (Decrease) in Cash	22	—	22

Cash at Beginning of Period	1,526	—	1,526

Cash at End of Period	$1,548	$—	$1,548